UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

GLUCOTRACK, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GLUCOTRACK, INC.

301 Route 17 North, Ste. 800

Rutherford, NJ 07070

(201) 842-7715

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 26, 2024

To the Stockholders of GlucoTrack, Inc:

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of GlucoTrack, Inc., a Delaware corporation (the “Company”), will be held on April 26, 2024 at 10:00 a.m., Eastern Time, at www.virtualshareholdermeeting.com/GCTK2024, for the following purposes:

1.	To adopt the Company’s 2024 Equity Incentive Plan;
2.	To elect each of Erin Carter, Allen Danzig, Robert Fischell, Luis Malave, Shimon Rapps and Andrew Sycoff (the “Director Nominees”) to serve on the Board of Directors (the “Board”) for a one-year term that expires at the 2024 Annual Meeting of Stockholders, or until their earlier death, resignation or removal and their successors are elected and qualified;
3.	To approve an amendment to Article IV of the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Amended and Restated Certificate of Incorporation”) to effect a reverse stock split of the Company’s common stock, par value $0.001 per share (“Common Stock”) at a ratio of between one-for-five and one-for-thirty, with such ratio to be determined at the sole discretion of the Board (the “Reverse Stock Split”) and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion;
4.	To ratify the previous appointment by the Audit Committee of the Board of Fahn Kanne & Co. as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023;
5.	To vote on the frequency of non-binding advisory votes regarding the executive compensation of named executive officers, every one (1), two (2) or three (3) years; and
6.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board unanimously recommends a vote “FOR” each of Proposal 1, Proposal 3, and Proposal 4, a vote “FOR” the approval of each of the Director Nominees in Proposal 2 and a vote for “THREE YEARS” for Proposal 5.

Pursuant to our Bylaws, our Board has fixed the close of business on February 26, 2024 as the record date (the “Record Date”) for a determination of stockholders entitled to notice and to vote at the Annual Meeting and any adjournment thereof. Holders of our Common Stock are entitled to vote at the Annual Meeting. In the event that there are insufficient shares present in person or represented by proxy at the Annual Meeting in order to obtain a quorum, the Annual Meeting may be adjourned or postponed in order to permit further solicitation of proxies.

The Annual Meeting will be held as a virtual meeting via live webcast on the Internet on Friday, April 26, 2024, at 10 a.m. Eastern Time. Because the meeting is completely virtual and being conducted via the Internet, stockholders will not be able to attend the meeting in person. Shareholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/GCTK2024. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the shareholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the shareholder of record also may be voted electronically during the Annual Meeting. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

The accompanying proxy statement is dated [__], 2024, and is first being mailed to stockholders of the Company on or about [__], 2024.

By Order of the Board of Directors,

Paul V. Goode, PhD, Chief Executive Officer

[___], 2024

GLUCOTRACK, INC.

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 26, 2024

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

The Board of Directors (the “Board” or “Board of Directors”) of GlucoTrack, Inc. (“GlucoTrack” or the “Company”) is furnishing this proxy statement (this “Proxy Statement”) to solicit proxies on its behalf to be voted at the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) or at any adjournment or postponement thereof. The Annual Meeting is scheduled to be held on April 26, 2024 at 10:00 a.m., Eastern Time, at www.virtualshareholdermeeting.com/GCTK2024. The information you need to know to vote by proxy or in person at the Annual Meeting is included in this Proxy Statement and the documents referred to or incorporated by reference in this Proxy Statement. You do not need to attend the Annual Meeting in person in order to vote.

What is included in these materials?

These materials include this Proxy Statement, a proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”).

What is the purpose of the Annual Meeting?

This is the 2023 Annual Meeting of the Company’s stockholders. At the meeting, you will be voting upon:

(1)	The adoption of the Company’s 2024 Equity Incentive Plan (the “2024 Plan”);

(2)	The election of Erin Carter, Allen Danzig, Robert Fischell, Luis Malave, Shimon Rapps and Andrew Sycoff (the “Director Nominees”) to serve on the Board for a one-year term that expires at the 2024 Annual Meeting of Stockholders, or until their earlier death, resignation or removal and their successors are elected and qualified;

(3)	The approval of an amendment to Article IV of the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a ratio of between one-for-five and one-for-thirty, with such ratio to be determined at the sole discretion of the Board (the “Reverse Stock Split”) and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion;

(4)	The ratification of the previous appointment by the Audit Committee of the Board of Fahn Kanne & Co. (“Fahn Kanne”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023; and

(5)	The frequency of non-binding advisory votes regarding the executive compensation of named executive officers, every one (1), two (2) or three (3) years.

How does the Board recommend that I vote?

The Board unanimously recommends that the stockholders vote “FOR” each of Proposal 1, Proposal 3 and Proposal 4, “FOR” the approval of each of the Director Nominees in Proposal 2 and a vote for “THREE YEARS” for Proposal 5.

How do proxies work?

Our Board is asking for your proxy. This means that you authorize persons selected by us to vote your shares at the meeting in the way you instruct and, with regard to any other business that may properly come before the meeting, as they think best.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The Company has adopted a procedure called “householding,” which the Securities and Exchange Commission (the “SEC”) has approved. Under this procedure, if requested to deliver proxy materials, we deliver a single copy of the Proxy Statement and the Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs, and the environmental impact of our annual meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Proxy Statement and the Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents.

To receive a separate copy of the Proxy Statement and the Annual Report, you may contact us at the following address and phone number:

GlucoTrack, Inc.

Corporate Secretary

301 Rte 17 North, Ste. 800

Rutherford, NJ 07070

Telephone: (201) 842-7715

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who is entitled to vote at the Annual Meeting?

Our Board has fixed the close of business on February 26, 2024 as the “Record Date” for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. You can vote at the Annual Meeting if you held shares of our Common Stock (the “Voting Stock”) as of the close of business on the Record Date. On the Record Date, there were 32,703,520 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote.

A list of stockholders of record entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices located at 301 Rte 17 North, Ste. 800, Rutherford, NJ 07070 for a period of at least ten (10) days prior to the Annual Meeting and during the meeting. The stock transfer books will not be closed between the Record Date and the date of the Annual Meeting.

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, Equiniti Trust Company, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the Annual Meeting?

Record holders and beneficial owners on the Record Date may attend the Annual Meeting. If your shares are held in street name and you would like to vote your shares at the Annual Meeting, you will need to obtain a valid proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting.

How do I vote?

Stockholders of Record

For your convenience, our record holders have the following methods of voting:

1.	Vote by Internet.

(a)	Before the meeting: Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

(b)	During the meeting: Go to www.virtualshareholdermeeting.com/GCTK2024. You will be able to attend the Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the Annual Meeting.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by telephone. You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

Beneficial Owners of Shares Held in Street Name

For your convenience, our beneficial owners have the following methods of voting:

1.	Vote by Internet.

(a)	Before the meeting: Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

(b)	During the meeting: Go to www.virtualshareholdermeeting.com/GCTK2024. You will be able to attend the Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the Annual Meeting. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by telephone. You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

If you vote by Internet or by telephone, please DO NOT mail your proxy card.

How will my shares be voted?

All shares which are entitled to vote and represented by a properly completed, executed and delivered proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed by you in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted “FOR” each of Proposal 1, Proposal 3 and Proposal 4, “FOR” the approval of each of the Director Nominees and for “THREE YEARS” for Proposal 6, and with regard to any other matters that may be properly presented at the Annual Meeting and all matters incident to the conduct of the meeting. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is my vote confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of election, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

What constitutes a quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the outstanding shares of Voting Stock entitled to vote at the Annual Meeting as of the Record Date are represented in person or by proxy. Abstentions and broker non-votes (described below) will be counted as present for purposes of determining the presence of a quorum at the meeting but will not be counted as present for any other purpose. No business may be conducted at the Annual Meeting if a quorum is not present. If less than a majority of outstanding shares of Voting Stock entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place. Notice need not be given of the new date, time or place if announced at the meeting before an adjournment is taken, unless a new record date is fixed for the Annual Meeting (in which case a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting).

How do I vote my shares in person if they are held by my broker?

If you hold your shares of Voting Stock through a broker, bank or other financial institution, you are considered the beneficial owner of shares held in “street name,” and you will receive instructions on how to vote from your broker, bank or other institution. If you hold shares of Voting Stock in street name and wish to vote in person at the meeting, you must present a recent proxy validating your ownership of the shares of Voting Stock that you intend to vote from your bank, broker or other nominee that held your shares of Voting Stock as of the Record Date. You will also need proof of identity for entrance to the meeting.

What vote is required for the proposals?

Proposal No.	Proposal	Vote Required	Broker Discretionary Vote Allowed
(1)	Approval of the 2024 Plan	A majority of shares present and entitled to vote	No
(2)	Election of six directors	A plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote	No
(3)	Approval of Reverse Stock Split	A majority of votes cast	Yes
(4)	Ratification of the appointment of Fahn Kanne as the Company’s independent registered accounting firm for the fiscal year ended December 31, 2023	A majority of shares present and entitled to vote	Yes

(5)	Approval by a non-binding advisory vote of whether future non-binding advisory votes to approve the compensation paid by us to our named executive officers should be held every one (1), two (2) or three (3) years.	The highest number of affirmative votes	No

How are abstentions and broker “non-votes” treated?

Abstentions

Pursuant to Delaware law, abstentions are counted as present for purposes of determining the number of shares of Voting Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. As a result, abstentions will have the same effect as a vote AGAINST all proposals.

Broker “non-votes”

Broker non-votes occur when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but may not vote those shares with respect to “non-routine” matters.

Pursuant to Delaware law, broker non-votes will be counted as present for purposes of determining the presence of a quorum at the meeting but will not be counted as present for any other purpose.

Proposal Nos. 1, 2 and 5 are considered “non-routine” matters. As a result, a broker or nominee will not be able to vote your shares for these proposals. For this reason, we urge you to give voting instructions to your broker. If any “routine” matters are properly brought before the Annual Meeting, then brokers and nominees holding shares in street name will be permitted to vote those shares in their discretion for any such routine matters.

Will there be any other items of business on the agenda?

The Board does not know of any other matters that may be brought before the Annual Meeting, nor does it foresee or have reason to believe that any other matters will be brought before the Annual Meeting. In the event that any other matter should come before the Annual Meeting, the persons named in the proxy that is submitted via the Internet or mail will have discretionary authority to vote all proxies unless otherwise specified to the contrary with respect to such matters in accordance with the recommendation of the Board.

Can I change my vote after I have voted?

If you have submitted a proxy pursuant to this solicitation, you may revoke such proxy at any time prior to its exercise by:

●	written notice delivered to the Company’s Chief Executive Officer at GlucoTrack, Inc., 301 Rte 17 North, Rutherford, NJ 07070.
●	executing and delivering a proxy with a later date;
●	submitting an Internet or telephone vote with a later date; or
●	attending the Annual Meeting and voting virtually.

With respect to Internet and telephone votes, the last vote transmitted will be the vote counted. Attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy.

If you are the beneficial owner of shares held in street name, you must submit new voting instructions to your stockbroker, bank or other nominee pursuant to the instructions you have received from them.

Will anyone contact me regarding this vote?

No arrangements or contracts have been made with any proxy solicitors as of the date of this Proxy Statement. However, the Company may retain a proxy solicitor if it appears reasonably likely that it may not obtain a quorum to conduct the Annual Meeting. In addition, the Company’s directors, officers and employees may solicit proxies in person and by telephone or facsimile; however, these persons will not receive any additional compensation for any such solicitation efforts.

Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held as of the Record Date by them.

Who has paid for this proxy solicitation?

The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our officers and employees may solicit proxies in person or by telephone. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

How do I obtain a list of the Company’s stockholders?

A list of the Company’s stockholders as of February 26, 2024, the Record Date for the Annual Meeting, will be available for inspection at the Company’s corporate headquarters, located at 301 Rte 17 North, Rutherford, NJ 07070 during normal business hours during the 10-day period immediately prior to the Annual Meeting.

Do I have appraisal rights?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within four (4) business days after the meeting.

MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSALS 1, 3, AND 4, “FOR” THE APPROVAL OF THE DIRECTOR NOMINEES IN PROPOSAL 2 AND FOR “THREE YEARS” FOR PROPOSAL 5.

PROPOSAL 1

APROVAL OF 2024 EQUITY INCENTIVE PLAN

At the Annual Meeting, our shareholders will be asked to consider and vote upon a proposal to approve the GlucoTrack, Inc. 2024 Equity Incentive Plan, which is referred to herein as the “2024 Plan,” a copy of which is attached to this Proxy Statement as Appendix A.

On March 22, 2024, our Board adopted and approved the 2024 Plan, subject to stockholder approval. The 2024 Plan will become effective on the date it is approved by our stockholders at the 2023 Annual Meeting and, following stockholder approval, no additional stock awards will be granted under the Company’s 2010 Incentive Compensation Plan (the “2010 Plan”) provided that any awards outstanding will continue to be outstanding and in effect, until they are exercised, vest or are terminated under the provisions of the applicable plan.

If the 2024 Plan is not approved by our stockholders, it will not become effective and no awards will be granted thereunder, and the Company may continue to make grants under the 2010 Plan subject to the terms of those plans, as applicable.

Reasons for the Adoption of the 2024 Equity Incentive Plan

Currently, equity incentive awards are made by the Company in the form of stock option and restricted stock awards under the 2010 Plan. As of the Record Date, there were 6,374,015 shares of Common Stock remaining for issuance of options under the 2010 Plan.

Management has determined that it is in the best interests of the Company to replace the 2010 Plan with the 2024 Plan, pursuant to which we will be able to grant awards of options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards.

Summary of Material Terms of the 2024 Equity Incentive Plan

The following is a summary of the material features of the 2024 Plan. This summary is qualified in its entirety by the full text of the 2024 Plan, a copy of which is included as Appendix A to this Proxy Statement.

Purpose

The purpose of the 2024 Equity Incentive Plan is to provide employees, directors, and consultants with opportunities to acquire the Company’s shares, or to receive monetary payments based on the value of such shares. Equity awards and equity-linked compensatory opportunities are intended to assist in further aligning the interests of directors, employees, and consultants with those of our stockholders.

Eligibility

Persons eligible to participate in the 2024 Equity Incentive Plan will be employees, directors, and consultants of the Company and its subsidiaries as selected from time to time by the plan administrator in its discretion, including prospective officers, employees, non-employee directors and consultants. Any awards granted to such a prospect before the individual’s start date may not become vested or exercisable, and no shares may be issued to such individual, before the date the individual first commences performance of services with the Company. As of the date of this Proxy Statement, approximately 17 individuals will be eligible to participate in the 2024 Equity Incentive Plan, which includes approximately eleven (11) employees, six (6) directors, and zero (0) consultants.

Administration

The 2024 Equity Incentive Plan will be administered by the Compensation Committee of our Board of Directors, our Board of Directors, or such other similar committee pursuant to the terms of the 2024 Equity Incentive Plan. The plan administrator, which initially will be the Compensation Committee of our Board of Directors, will have full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2024 Equity Incentive Plan. The plan administrator may delegate to one or more officers of the Company, the authority to grant awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.

Share Reserve

Up to 2,675,636 shares of our Common Stock may be issued under the 2024 Equity Incentive Plan. Following stockholder approval of the 2024 Equity Incentive Plan, no new awards will be made under the 2010 Plan.

2,675,636 shares of our Common Stoc may be issued upon the exercise of incentive stock options.

Shares issuable under the 2024 Equity Incentive Plan may be authorized, but unissued, or reacquired shares of Common Stock. Shares underlying any awards under the 2024 Equity Incentive Plan that are forfeited, cancelled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding satisfied without the issuance of stock or otherwise terminated (other than by exercise) will be added back to the shares available for issuance under the 2024 Equity Incentive Plan, although shares shall not again become available for issuance as incentive stock options..

Annual Limitation on Awards to Non-Employee Directors

The 2024 Equity Incentive Plan contains a limitation whereby the value of all awards under the 2024 Equity Incentive Plan and all other cash compensation paid by the Company to any non-employee director may not exceed $750,000 for the first calendar year a non-employee director is initially appointed to the Company’s Board of Directors, and $500,000 in any other calendar year.

Types of Awards

The 2024 Equity Incentive Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards (collectively, “awards”). Unless otherwise set forth in an individual award agreement, each award shall vest over a three (3) year period, with one-third (1/3) of the award vesting on the first annual anniversary of the date of grant and the remaining portion of the award vesting monthly thereafter.

Stock Options. The 2024 Equity Incentive Plan permits the granting of both options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and options that do not so qualify. Options granted under the 2024 Equity Incentive Plan will be nonqualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Nonqualified options may be granted to any persons eligible to receive awards under the 2024 Equity Incentive Plan.

The exercise price of each option will be determined by the plan administrator, but such exercise price may not be less than 100% of the fair market value of one share of Company Common Stock on the date of grant or, in the case of an incentive stock option granted to a 10% or greater stockholder, 110% of such share’s fair market value. The term of each option will be fixed by the plan administrator and may not exceed ten (10) years from the date of grant (or five years for an incentive stock option granted to a 10% or greater stockholder). The plan administrator will determine at what time or times each option may be exercised, including the ability to accelerate the vesting of such options.

Upon exercise of an option, the exercise price must be paid in full either in cash, check or, with approval of the plan administrator, by delivery (or attestation to the ownership) of the shares of Company Common Stock that are beneficially owned by the optionee free of restrictions or were purchased in the open market. Subject to applicable law and approval of the plan administrator, the exercise price may also be made by means of a broker-assisted cashless exercise. In addition, the plan administrator may permit nonqualified options to be exercised using a “net exercise” arrangement that reduces the number of shares issued to the optionee by the largest whole number of shares with fair market value that does not exceed the aggregate exercise price.

Stock Appreciation Rights. The plan administrator may award stock appreciation rights subject to such conditions and restrictions as it may determine. Stock appreciation rights entitle the recipient to shares of Company Common Stock or cash, equal to the value of the appreciation in the Company’s stock price over the exercise price, as set by the plan administrator. The term of each stock appreciation right will be set by the plan administrator and may not exceed ten years from the date of grant. The plan administrator will determine at what time or times each stock appreciation right may be exercised, including the ability to accelerate the vesting of such stock appreciation rights.

Restricted Stock. A restricted stock award is an award of shares of Company Common Stock that vests in accordance with the terms and conditions established by the plan administrator. The plan administrator will determine the persons to whom grants of restricted stock awards are made, the number of restricted shares to be awarded, the price (if any) to be paid for the restricted shares, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of restricted stock awards. Unless otherwise provided in the applicable award agreement, a participant generally will have the rights and privileges of a stockholder as to such restricted shares, including without limitation the right to vote such restricted shares and the right to receive dividends, if applicable.

Restricted Stock Units. Restricted stock units are the right to receive shares of Company Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the plan administrator. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with the Company or its subsidiaries, the passage of time or other restrictions or conditions. The plan administrator determines the persons to whom grants of restricted stock units are made, the number of restricted stock units to be awarded, the time or times within which awards of restricted stock units may be subject to forfeiture, the vesting schedule, and rights to acceleration thereof, and all other terms and conditions of the restricted stock unit awards. The value of the restricted stock units may be paid in shares of Company Common Stock, cash, other securities, other property, or a combination of the foregoing, as determined by the plan administrator.

The holders of restricted stock units will have no voting rights. Prior to settlement or forfeiture, restricted stock units awarded under the 2024 Equity Incentive Plan may, at the plan administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all dividends paid on one share of Company Common Stock while each restricted stock unit is outstanding. Dividend equivalents may be converted into additional restricted stock units. Settlement of dividend equivalents may be made in the form of cash, shares of Company Common Stock, other securities, other property, or a combination of the foregoing. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the restricted stock units to which they are payable.

Other Stock-Based Awards. Other stock-based awards may be granted either alone, in addition to, or in tandem with, other awards granted under the 2024 Equity Incentive Plan and/or cash awards made outside of the 2024 Equity Incentive Plan. The plan administrator shall have authority to determine the persons to whom and the time or times at which other stock-based awards will be made, the amount of such other stock-based awards, and all other conditions, including any dividend and/or voting rights.

Repricing

The 2024 Equity Incentive Plan authorizes the plan administrator to take the following repricing actions without stockholder approval: (i) modify the purchase price or the exercise price of any outstanding award or (ii) cancel any award in exchange for cash or another award.

Tax Withholding

Participants in the 2024 Equity Incentive Plan are responsible for the payment of any federal, state, or local taxes that the Company or its subsidiaries are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The plan administrator may cause any tax withholding obligation of the Company or its subsidiaries to be satisfied, in whole or in part, by the applicable entity withholding from the shares of Company Common Stock to be issued pursuant to an award a number of shares with an aggregate fair market value that would satisfy the withholding amount due. The plan administrator may also require any tax withholding obligation of the Company or its subsidiaries to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to the Company or its subsidiaries in an amount that would satisfy the withholding amount due.

Equitable Adjustments

In the event of a merger, consolidation, recapitalization, stock split, reverse stock split, reorganization, split-up, spin-off, combination, repurchase or other change in corporate structure affecting shares of Company Common Stock, the maximum number and kind of shares reserved for issuance or with respect to which awards may be granted under the 2024 Equity Incentive Plan will be adjusted to reflect such event, and the plan administrator will make such adjustments as it deems appropriate and equitable in the number, kind, and exercise price of shares of Company Common Stock covered by outstanding awards made under the 2024 Equity Incentive Plan.

Change in Control

In the event of any proposed change in control (as defined in the 2024 Equity Incentive Plan), the plan administrator will take any action as it deems appropriate, which action may include, without limitation, the following: (i) the continuation of any award, if the Company is the surviving corporation; (ii) the assumption of any award by the surviving corporation or its parent or subsidiary; (iii) the substitution by the surviving corporation or its parent or subsidiary of equivalent awards; (iv) accelerated vesting of the award, with all performance objectives and other vesting criteria deemed achieved at targeted levels, and a limited period during which to exercise the award prior to closing of the change in control, or (v) settlement of any award for the change in control price (less, to the extent applicable, the per share exercise price). Unless determined otherwise by the plan administrator, in the event that the successor corporation refuses to assume or substitute for the award, a participant shall fully vest in and have the right to exercise the award as to all shares of Company Common Stock, including those that would not otherwise be vested or exercisable, all applicable restrictions will lapse, and all performance objectives and other vesting criteria will be deemed achieved at targeted levels.

Transferability of Awards

Unless determined otherwise by the plan administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, except to a participant’s estate or legal representative, and may be exercised, during the lifetime of the participant, only by the participant. If the plan administrator makes an award transferable, such award will contain such additional terms and conditions as the plan administrator deems appropriate.

Term

The 2024 Equity Incentive Plan became effective when approved by our shareholders, and, unless terminated earlier, the 2024 Equity Incentive Plan will continue in effect for a term of ten (10) years.

Amendment and Termination

Our Board may amend or terminate the 2024 Equity Incentive Plan at any time. Any such termination will not affect outstanding awards. No amendment or termination of the 2024 Equity Incentive Plan will materially impair the rights of any participant, unless mutually agreed otherwise between the participant and the Company. Approval of the stockholders shall be required for any amendment, where required by applicable law, as well as (i) to increase the number of shares available for issuance under the 2024 Equity Incentive Plan and (ii) to change the persons or class of persons eligible to receive awards under the 2024 Equity Incentive Plan.

Recoupment Policy

All awards granted under the 2024 Equity Incentive Plan, all amounts paid under the 2024 Equity Incentive Plan, and all shares of Common Stock issued under the 2024 Equity Incentive Plan shall be subject to reduction, recoupment, clawback, or recovery by the Company in accordance with applicable laws and with Company policy.

Form S-8

The Company intends to file with the SEC a registration statement on Form S-8 covering the shares of Company Common Stock issuable under the 2024 Plan.

Material United States Federal Income Tax Considerations

The following is a general summary under current law of the material U.S. federal income tax considerations related to awards and certain transactions under the 2024 Equity Incentive Plan, based upon the current provisions of the Code and regulations promulgated thereunder. This summary deals with the general federal income tax principles that apply and is provided only for general information. It does not describe all federal tax consequences under the 2024 Equity Incentive Plan, nor does it describe state, local, or foreign income tax consequences or federal employment tax consequences. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

The 2024 Equity Incentive Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company’s ability to realize the benefit of any tax deductions described below depends on the Company’s generation of taxable income as well as the requirement of reasonableness and the satisfaction of the Company’s tax reporting obligations.

Incentive Stock Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If shares of Company Common Stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then generally (i) upon sale of such shares, any amount realized in excess of the option exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) neither the Company nor its subsidiaries will be entitled to any deduction for federal income tax purposes; provided that such incentive stock option otherwise meets all of the technical requirements of an incentive stock option. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If the shares of Company Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Company Common Stock at exercise (or, if less, the amount realized on a sale of such shares of Company Common Stock) over the option exercise price thereof, and (ii) the Company or its subsidiaries will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of Company Common Stock.

If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonqualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Nonqualified Options. No income is generally realized by the optionee at the time a nonqualified option is granted. Generally, (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option exercise price and the fair market value of the shares of Company Common Stock issued on the date of exercise, and the Company or its subsidiaries receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Company Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the nonqualified option is paid by tendering shares of Company Common Stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value of the shares of Company Common Stock over the exercise price of the option.

Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards. The current federal income tax consequences of other awards authorized under the 2024 Equity Incentive Plan generally follow certain basic patterns: (i) stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified options; (ii) nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value of the shares of Company Common Stock over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); and (iii) restricted stock units, dividend equivalents, and other stock or cash based awards are generally subject to tax at the time of payment. The Company or its subsidiaries generally should be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the participant at the time the participant recognizes such income.

The participant’s basis for the determination of gain or loss upon the subsequent disposition of shares of Company Common Stock acquired from a stock appreciation right, restricted stock, restricted stock unit, or other stock-based award will be the amount paid for such shares plus any ordinary income recognized when the shares were originally delivered, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause all or a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to either the Company or its subsidiaries, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Section 409A. The foregoing description assumes that Section 409A of the Code does not apply to an award under the 2024 Equity Incentive Plan. In general, stock options and stock appreciation rights are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the underlying stock at the time the option or stock appreciation right was granted. Restricted stock awards are not generally subject to Section 409A. Restricted stock units are subject to Section 409A unless they are settled within two and one-half months after the end of the later of (1) the end of the Company’s fiscal year in which vesting occurs or (2) the end of the calendar year in which vesting occurs. If an award is subject to Section 409A and the provisions for the exercise or settlement of that award do not comply with Section 409A, then the participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to a 20% federal tax and premium interest in addition to the federal income tax at the participant’s usual marginal rate for ordinary income.

New Plan Benefits

No awards have been previously granted under the 2024 Equity Incentive Plan and no awards have been granted that are contingent on stockholder approval of the 2024 Equity Incentive Plan. The awards that are to be granted to any participant or group of participants are indeterminable at the date of this Proxy Statement because participation and the types of awards that may be granted under the 2024 Equity Incentive Plan are subject to the discretion of the plan administrator. Consequently, no new plan benefits table is included in this Proxy Statement.

Votes Required

Approval of Proposal No. 1 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the 2023 Annual Meeting. Abstentions will be counted as votes “AGAINST” this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2024 EQUITY INCENTIVE PLAN.

PROPOSAL 2

ELECTION OF DIRECTORS

Our Bylaws provide that the Board shall consist of not less than one and not more than fifteen members unless changed by a duly adopted amendment to the Amended and Restated Certificate of Incorporation or by an amendment to the Bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. Our Board has six members: Erin Carter, Allen Danzig, Robert Fischell, Luis Malave, Shimon Rapps and Andrew Sycoff. All directors have been nominated for re-election at the Annual Meeting.

For information about each of the nominees and our Board generally, please see “Our Directors.” If elected, the nominees will hold office until the next annual meeting of shareholders and until a respective successor is elected and has been qualified, or until such director resigns or is removed from office. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, your proxy will be voted for the election of another nominee to be designated by the available members of our Board.

Votes Required

Approval of Proposal 2 requires the affirmative vote of a plurality of shares entitled to vote and present in person or represented by proxy at the Annual Meeting, with respect to each director nominee. This means that each must receive a plurality of “FOR” votes representing a plurality of the votes cast at the meeting, whether in person or by proxy. Abstentions and broker non-votes will have no effect on the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR.

PROPOSAL 3

APPROVAL OF REVERSE STOCK SPLIT

Overview

Our Board has determined that it is advisable and in the best interests of the Company and its stockholders, for us to amend our Amended and Restated Certificate of Incorporation to authorize our Board to effect the Reverse Stock Split (the “Reverse Stock Split Charter Amendment”) of our issued and outstanding shares of Common Stock at a specific ratio, ranging from one for-five (1:5) to one-for-thirty (1:30) (the “Approved Split Ratios”), to be determined by the Board. A vote for this Proposal 3 will constitute approval of the Reverse Stock Split that, once authorized by the Board and effected by filing the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware, will combine between five and thirty shares of our Common Stock into one share of our Common Stock. If implemented, the Reverse Stock Split will have the effect of decreasing the number of shares of our Common Stock issued and outstanding.

Accordingly, stockholders are asked to adopt and approve the Reverse Stock Split Charter Amendment set forth in Appendix B to effect the Reverse Stock Split as set forth in the Reverse Stock Split Charter Amendment, subject to the Board’s determination, in its sole discretion, whether or not to implement the Reverse Stock Split, as well as the specific ratio within the range of the Approved Split Ratios, and provided that the Reverse Stock Split must be effected on or prior to the one-year anniversary date of the Annual Meeting. The text of Appendix B remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to implement the Reverse Stock Split.

If adopted and approved by the holders of our outstanding voting securities, the Reverse Stock Split would be applied at an Approved Split Ratio approved by the Board prior to the one-year anniversary date of the Annual Meeting. The Board reserves the right to elect to abandon the Reverse Stock Split if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Purpose and Rationale for the Reverse Stock Split

Avoid Delisting from Nasdaq. As we have previously reported, on May 26, 2023, we received notice from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based on the closing bid price of the Common Stock for the prior 30 consecutive business days, we were not in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing of the Common Stock on Nasdaq, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). The notice stated that the Company had 180 calendar days, or until November 22, 2023, to regain compliance.

On November 24, 2023, the Company received a letter from the Staff of Nasdaq notifying the Company that it has been granted an additional 180 calendar days, or until May 20, 2024 (the “Extended Compliance Period”), to regain compliance with the Minimum Bid Price Requirement in accordance with Nasdaq Listing Rule 5810(c)(3)(A). If at any time during the Extended Compliance Period, the closing bid price of the Common Stock is at least $1.00 per share for a minimum of 10 consecutive business days, the Staff will provide written confirmation that the Company has achieved compliance with the Minimum Bid Price Requirement. If the Company cannot demonstrate compliance during the Extended Compliance Period, the Staff will provide notice that the Common Stock will be subject to delisting. At that time, the Company may appeal the Staff’s determination to a hearings panel.

Failure to approve the Reverse Stock Split may potentially have serious, adverse effects on us and our stockholders. Our Common Stock could be delisted from The Nasdaq Capital Market. Our shares may then trade on the Over-the-Counter (“OTC”) Bulletin Board or other small trading markets, such as the pink sheets. In that event, our Common Stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and may be avoided by retail and institutional investors, resulting in the impaired liquidity of our Common Stock.

As of February 26, 2024, our Common Stock closed at $0.23 per share on The Nasdaq Capital Market. The Reverse Stock Split, if effected, would likely have the immediate effect of increasing the price of our Common Stock as reported on The Nasdaq Capital Market, therefore reducing the risk that our Common Stock could be delisted from The Nasdaq Capital Market.

Our Board strongly believes that the Reverse Stock Split is necessary to maintain our listing on The Nasdaq Capital Market. Accordingly, the Board has approved resolutions proposing the Reverse Stock Split Charter Amendment to effect the Reverse Stock Split and directed that it be submitted to our stockholders for adoption and approval at the Annual Meeting. Management and the Board have considered the potential harm to us and our stockholders should Nasdaq delist our Common Stock from trading. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an OTC market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing OTC markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons.

Other Effects. The Board also believes that the increased market price of our Common Stock expected as a result of implementing the Reverse Stock Split could improve the marketability and liquidity of our Common Stock and may encourage interest and trading in our Common Stock. The Reverse Stock Split, if effected, could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our Common Stock. The Reverse Stock Split could help increase analyst and broker interest in the Common Stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

Our Board does not intend for this transaction to be the first step in a series of plans or proposals to effect a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Risks of the Proposed Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase the price of our Common Stock and have the desired effect of maintaining compliance with Nasdaq’s Minimum Bid Price Requirement.

If the Reverse Stock Split is implemented, our Board expects that it will increase the market price of our Common Stock so that we are able to regain and maintain compliance with the Minimum Bid Price Requirement. However, the effect of the Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty. The history of similar reverse stock splits for companies in similar circumstances is varied. It is possible that (i) the per share price of our Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Stock Split, (ii) the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, or (iii) the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if the Reverse Stock Split is implemented, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our Common Stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum stockholders’ equity, minimum number of shares that must be in the public float and the minimum market value of the public float.

A decline in the market price of our Common Stock after the Reverse Stock Split is implemented may result in a greater percentage decline than would occur in the absence of a reverse stock split.

If the Reverse Stock Split is implemented and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our Common Stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.

The proposed Reverse Stock Split may decrease the liquidity of our Common Stock.

The liquidity of our Common Stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split.

Determination of the Ratio for the Reverse Stock Split

If Proposal 3 is approved by stockholders and the Board determines that it is in the best interests of the Company and its stockholders to move forward with the Reverse Stock Split, the Approved Split Ratio will be selected by the Board, in its sole discretion. However, the Approved Split Ratio will not be less than a ratio of one-for-five (1:5) or exceed a ratio of one-for-thirty (1:30). In determining which Approved Split Ratio to use, the Board will consider numerous factors, including the historical and projected performance of our Common Stock, the effect of the Approved Split Ratio on our compliance with other Nasdaq listing requirements, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our Common Stock in the period following the effectiveness of the Reverse Stock Split. The Board will also consider the impact of the Approved Split Ratios on investor interest. The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of Common Stock issued and outstanding as of March 19, 2024, after completion of the Reverse Stock Split, we will have between 1,090,117 and 6,540,704 shares of Common Stock issued and outstanding, depending on the Approved Split Ratio selected by the Board.

Principal Effects of the Reverse Stock Split

After the effective date of the proposed Reverse Stock Split, each stockholder will own a reduced number of shares of Common Stock. Except for adjustments that may result from the treatment of fractional shares as described below, the proposed Reverse Stock Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our Common Stock will not be affected by the proposed Reverse Stock Split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of stockholders of record also will not be affected by the proposed Reverse Stock Split, except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the Reverse Stock Split.

The following table contains approximate number of issued and outstanding shares of Common Stock, and the estimated per share trading price following a 1:5 to 1:30 Reverse Stock Split, without giving effect to any adjustments for fractional shares of Common Stock or the issuance of any derivative securities, as of February 26, 2024.

After Each Reverse Stock Split Ratio

	Current	1:5	1:30
Common Stock Authorized	40,000,000	40,000,000	40,000
Common Stock Issued and Outstanding	26,756,369	5,351,274	891,879
Number of Shares of Common Stock Reserved for Issuance(1)	5,725,000	1,145,000	190,833
Number of Shares of Common Stock Authorized but Unissued and Unreserved	7,518,631	1,503,726	250,621
Price per share, based on the closing price of our Common Stock on the Record Date(2)	$0.23	$1.15	$6.90

(1)	Includes shares reserved for issuance under our 2010 Plan.

(2)	The price per share indicated reflects solely the application of the applicable reverse split ratio to the closing price of the Common Stock on the Record Date.

After the effective date of the Reverse Stock Split, our Common Stock would have a new CUSIP number, a number used to identify our Common Stock.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be reported on Nasdaq under the symbol “GCTK”, assuming that we are able to regain compliance with the minimum bid price requirement, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the Reverse Stock Split to indicate that the Reverse Stock Split had occurred.

Effect on Outstanding Derivative Securities

The Reverse Stock Split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the exercise or conversion of the following outstanding derivative securities issued by us, in accordance with the Approved Split Ratio (all figures are as of December 31, 2024, and are on a pre-Reverse Stock Split basis), including:

●	931,003 shares of Common Stock issuable upon exercise of stock options, with a weighted average exercise price of $4.47 per share, under our 2010 Plan.
●	13,105 shares of awarded but unissued restricted stock under our 2010 Plan;
●	475,129 shares of awarded but unissued restricted stock units under our 2010 Plan;

The adjustments to the above securities, as required by the Reverse Stock Split and in accordance with the Approved Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.

Effect on Equity Incentive Plans

As of March 21, 2024, we had 4,693,997 shares of Common Stock reserved for issuance pursuant to the exercise of outstanding options issued under our 2010 Plan. Pursuant to the terms of the 2010 Plan, the Board, or a designated committee thereof, as applicable, will adjust the number of shares of Common Stock underlying outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued pursuant to the 2010 Plan to equitably reflect the effects of the Reverse Stock Split. The number of shares subject to vesting under restricted stock awards and the number of shares issuable as contingent consideration as part of an acquisition by the Company will be similarly adjusted, subject to our treatment of fractional shares. Furthermore, the number of shares available for future grant under the 2010 Plan will be similarly adjusted.

Effective Date

The proposed Reverse Stock Split would become effective on the date of filing of the Reverse Stock Split Charter Amendment with the office of the Secretary of State of the State of Delaware unless another effective date is set forth in the Reverse Stock Split Charter Amendment. On the effective date, shares of Common Stock issued and outstanding shares of Common Stock held in treasury, in each case, immediately prior thereto will be combined and reclassified, automatically and without any action on the part of our stockholders, into new shares of Common Stock in accordance with the Approved Split Ratio set forth in this Proposal 3. If the proposed Reverse Stock Split Charter Amendment is not adopted and approved by our stockholders, the Reverse Stock Split will not occur.

Treatment of Fractional Shares

No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the Reverse Stock Split, we will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of our Common Stock on The Nasdaq Capital Market during regular trading hours for the five consecutive trading days immediately preceding the effective date of the Reverse Stock Split (with such average closing sales prices being adjusted to give effect to the Reverse Stock Split). After the Reverse Stock Split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.

Upon stockholder adoption and approval of this Proposal 3, if the Board elects to implement the proposed Reverse Stock Split, stockholders owning fractional shares will be paid out in cash for such fractional shares. For example, assuming the Board elected to consummate an Approved Split Ratio of 1:10, if a stockholder held eleven shares of Common Stock immediately prior to the Reverse Stock Split, then such stockholder would be paid in cash for the one share of Common Stock but will maintain ownership of the remaining shares of Common Stock.

Record and Beneficial Stockholders

If the Reverse Stock Split is authorized by our stockholders and our Board elects to implement the Reverse Stock Split, stockholders of record holding some or all of their shares of Common Stock electronically in book entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of Common Stock they hold after the Reverse Stock Split along with payment in lieu of any fractional shares. Non-registered stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation and making payment for fractional shares than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If the Reverse Stock Split is authorized by the stockholders and our Board elects to implement the Reverse Stock Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of the Reverse Stock Split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for post-Reverse Stock Split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the Reverse Stock Split would continue to be valid and would represent the adjusted number of whole shares based on the approved exchange ratio of the Reverse Stock Split selected by the Board. No new post-Reverse Stock Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-REVERSE STOCK SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of Common Stock would remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionally, based on the Approved Split Ratio selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. The shares of Common Stock held in treasury, if any, will also be reduced proportionately based on the Approved Split Ratio selected by the Board. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law (“DGCL”) with respect to this Proposal 3 and we will not independently provide our stockholders with any such right if the Reverse Stock Split is implemented.

Material Federal U.S. Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of a Reverse Stock Split to our stockholders. The summary is based on the Code, applicable U.S. Department of the Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service (the “IRS”) regarding the federal income tax consequences of a Reverse Stock Split. This discussion only addresses stockholders who hold Common Stock as capital assets. It does not purport to be complete and does not address stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-Reverse Stock Split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our Common Stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Stock Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

In general, the federal income tax consequences of a Reverse Stock Split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of Common Stock in exchange for their old shares of Common Stock. We believe that because the Reverse Stock Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Stock Split should have the following federal income tax effects. The Reverse Stock Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A stockholder who receives solely a reduced number of shares of Common Stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of Common Stock will equal the stockholder’s basis in its old shares of Common Stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A stockholder that, pursuant to the proposed Reverse Stock Split, receives cash in lieu of a fractional share of our Common Stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the stockholder’s aggregate adjusted tax basis in the shares of our Common Stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-Reverse Stock Split shares were held for one year or less at the effective time of the Reverse Stock Split and long term if held for more than one year. Stockholders should consult their own tax advisors regarding the tax consequences to them of a payment for fractional shares.

We will not recognize any gain or loss as a result of the proposed Reverse Stock Split.

A stockholder of our Common Stock may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with the proposed Reverse Stock Split. A stockholder of our Common Stock will be subject to backup withholding if such stockholder is not otherwise exempt and such stockholder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a stockholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS. Stockholders of our Common Stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Votes Required

Pursuant to changes to Section 242 of the DGCL, which became effective on August 1, 2023 (the “DGCL Change”), the necessary stockholder vote to approve reverse stock splits and an increase in authorized share capital was reduced from a majority of outstanding shares entitled to vote, to a majority of votes actually cast at a meeting. In addition to reducing the required shareholder vote for approval of these actions, the DGCL Change has the effect of causing abstentions to have no effect on a stockholder vote. This reduced vote requirement only applies to companies (like ours) whose stock is listed on a national securities exchange and who would continue to meet the listing requirements of the exchange immediately after giving effect to such actions.

Pursuant to the DCGL Change, approval and adoption of this Proposal 3 requires the affirmative vote of at least a majority of votes actually cast at the meeting. Abstentions have no effect on a stockholder vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT.

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board annually considers and selects our independent registered public accountants. The Board has selected Fahn Kanne to act as our independent registered public accountant for the fiscal year ended December 31, 2023.

Stockholder ratification of Fahn Kanne as our independent registered public accountant firm is not required by our Bylaws, or otherwise. However, we are submitting the selection of Fahn Kanne to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection of Fahn Kanne as our independent registered public accountants, the Board will reconsider the selection of such independent registered public accountant firm. Even if the selection is ratified, the Board may, in its discretion, direct the appointment of a different independent registered public accountant at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders. Representatives of Fahn Kanne are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to questions.

Principal Accounting Fees and Services.

Audit Fees

Fees for services rendered by Fahn Kanne for professional services rendered for the 2023 and 2022 audit of our annual financial statements, review of financial statements included in Quarterly Reports on Form 10-Q in 2023 and 2022 and out-of-pocket expenses, totaled approximately $145,000 and $96,000 for 2023 and 2022, respectively.

Audit-Related Fees

The Company did not pay Fan Kanne any fees for services rendered by Fahn Kanne for assurance and related services reasonably related to the performance of the audit or review of the Company’s financial statements in 2022 or 2023.

Tax Fees

Fees for preparation of the Company’s federal or state tax returns in 2023 and 2022 totaled approximately $0 and $10,000, respectively.

All Other Fees

In 2022, the Company paid to Fahn Kanne $2,500 for filing royalties reports with the Israeli Innovation Authority. The Company did not pay Fahn Kanne any fees in 2023 for services other than those associated with Fahn Kanne’s audit of the financial statements included in Quarterly Reports on Form 10-Q.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Board is solely responsible for the pre-approval of all audit and non-audit services to be provided by the independent accountants. The Board approved all of the fees paid to Fahn Kanne for the years ended December 31, 2023 and 2022.

Votes Required

Ratification of the appointment of Fahn Kanne requires the affirmative vote of the majority of shares of Common Stock present or represented in person by proxy and entitled to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF FAHN KANNE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

PROPOSAL 5

NON-BINDING ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTES

We are providing our stockholders with the opportunity to vote, on an advisory basis, on the frequency with which we include in our proxy statement an advisory vote, to approve or not approve the compensation of the named executive officers. By voting on this proposal, stockholders may indicate whether they prefer that we seek such an advisory vote every one, two, or three years.

After careful consideration of this proposal, the Board unanimously determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for us and therefore unanimously recommends a vote for a three-year interval for future advisory voting on named executive officer compensation. We believe that annual and biannual advisory votes on executive compensation do not provide enough time for a full evaluation of our executive incentive programs before they come up for another advisory vote. This is especially true given our use of long-term incentives as part of our executive compensation packages. We believe that a three-year interval is more in line with our long-term incentive program and, by providing an advisory vote on our executive compensation program on a triennial basis, our Board and Compensation Committee will have sufficient time to thoughtfully respond to our stockholders’ sentiments and effectively implement any necessary changes in our compensation program. We understand that our stockholders may have different views as to what is the best approach, and we look forward to hearing from our stockholders on this proposal.

Pursuant to the Exchange Act and the rules promulgated thereunder, this vote will not be binding on the Board or the Compensation Committee and may not be construed as overruling a decision by the Board or the Compensation Committee, creating or implying any change to the fiduciary duties of the Board or the Compensation Committee or any additional fiduciary duty by the Board or the Compensation Committee or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. The Board and the Compensation Committee, however, may in their discretion take into account the outcome of the vote when considering the frequency of future advisory votes.

Votes Required

You may vote on your preferred voting frequency by selecting the option of holding an advisory vote on executive compensation “EVERY THREE YEARS,” “EVERY TWO YEARS” or “EVERY ONE YEAR,” or you may “ABSTAIN.” Approval requires that the choice of every one (1), two (2) or three (3) years receiving the highest number of votes at the Annual Meeting will be the frequency selected by the stockholders. Your vote is not intended to approve or disapprove the recommendation of the Board. Rather, we will consider the stockholders to have expressed a preference for the option that receives the most votes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO HOLD AN ADVISORY VOTE TO APPROVE THE COMPENSATION FOR OUR NAMED EXECUTIVE OFFICERS EVERY THREE YEARS.

MANAGEMENT AND CORPORATE GOVERNANCE

General

The Company’s Bylaws provide that the size of the Board shall be determined from time to time by resolution of the Board but shall not consist of less than one director nor more than fifteen. The Board currently has five members.

Director Independence

Our Common Stock is traded on The Nasdaq Capital Market under the symbol “GCTK”. Robert Fischell, Luis Malave, Shimon Rapps, Allen Danzig and Erin Carter are considered independent directors under Nasdaq Rules.

Director Compensation

Our policy is that directors of the Company do not receive any compensation from the Company other than their compensation as employees of the Company, for those that are employees, which compensation would be described below under “Executive Compensation” (although at present we do not have any employee directors).

Board Leadership Structure

The Board of the Company has not adopted a formal policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer and instead the Board remains free to make this determination from time to time in a manner that it determines to be most appropriate for the Company. The Board believes that the independent directors work well together in the current Board structure.

Committees of the Board of Directors

The Board of the Company currently has three committees, an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board has determined that its Audit Committee Chair, Erin Carter, qualifies as an “Audit Committee Financial Expert.”

Board and Committee Meeting Attendance

During 2023, the Board met 4 times. Each member of the Board attended the meetings of the Board held in the 2023 fiscal year during the period for which he or she was a director.

During 2023, the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee met 4, [_] and 1 times, respectively. Each member of the Board attended the meetings of the Board held in the 2023 fiscal year during the period for which he or she was a director.

The Company does not have a formal policy regarding director attendance at annual meetings of stockholders. However, all directors are encouraged to attend the Company’s annual meetings of stockholders in person.

Director Qualifications and Nominating Process

Director nominees are considered by the full Board. The Board does not maintain any specific minimum qualifications for director candidates. However, the Board believes that directors should possess the highest personal and professional ethics, the Company and values, and be committed to representing the long-term interests of the Company’s stockholders and must also be able to dedicate the time and resources sufficient to ensure the diligent performance of their duties. While the Board does not have a formal policy with regard to the consideration of diversity in identifying director nominees, the Board seeks to include a range of talents, experience, skills, diversity and expertise (particularly in the areas of accounting and finance, management, domestic and international markets, leadership and corporate governance, and the medical device and related industries) sufficient to provide sound and prudent guidance with respect to the operations of the Company and the interests of the Company and its stockholders. All of the nominees for election as directors at the Annual Meeting were nominated by the Board. The Company did not receive any stockholder nominations for directors to be elected at the Annual Meeting.

Candidates for director may come from a number of sources including, among others, recommendations from current directors, recommendations from management, and recommendations from stockholders. Director candidates are evaluated to determine whether they have the qualities and skills set forth above. Such evaluation may be by personal interview, background investigation and other appropriate means. The Board has not engaged any third-party search firms to identify director candidates.

The Board considers individuals for nomination for election to the Board from any source, including stockholder recommendations. The Board does not evaluate candidates differently based on who has made the recommendation. Consideration of nominee candidates typically involves a series of internal discussions and a review of information concerning a candidate’s qualifications and perceived contributions.

Processes for the Consideration and Determination of Executive and Director Compensation

The Board is responsible for, among other things, establishing the Company’s general compensation philosophy and overseeing the development and implementation of the Company’s compensation and benefits program. The Board is also responsible for reviewing the performance of the Company’s Chief Executive Officer (or other similar title such as President, and all references to Chief Executive Officer in this section are in the broader generic sense) and other executive officers and setting the compensation of the Chief Executive Officer and such other executive officers. The Board also sets and approves its own compensation. In considering and determining the compensation to be paid to the Company’s executive officers, the Board receives information and recommendations from the Chief Executive Officer as to such compensation, including recommendations as to the amount and form of such compensation. Neither the Company nor the Board has retained the services of any compensation consultant to assist in determining or recommending the amount or form of executive and director compensation.

Communications with the Board of Directors

The Company does not have a formal procedure for stockholder communication with its Board. Stockholders who wish to contact the Board or an individual director should send their correspondence to GlucoTrack, Inc., at the address for the Company provided in this Schedule 14A Attention: Chief Financial Officer. Any such communication should specify the applicable addressee or addressees to be contacted, as well as the general topic of the communication. the Company will initially receive and process a communication before forwarding it to the addressee or addressees. the Company generally will not forward a stockholder communication to its directors if it determines that such communication is primarily commercial in nature or is abusive, threatening or otherwise inappropriate.

Role of the Board of Directors in Risk Oversight

The Company’s management has responsibility for managing day-to-day risk and for bringing the most material risks facing the Company to the Board’s attention. To facilitate the Board’s risk oversight responsibility, management provides the Board with information about its identification, assessment and management of critical risks and its risk mitigation strategies. These matters are further discussed by the Board with or without the presence of management.

Code of Ethics

The Company has adopted a code of ethics that applies to its Chief Executive Officer and its senior financial officers (currently consisting only of the Chief Financial Officer). This code of ethics is available on the Company’s website at www.glucotrack.com. If the Company makes any substantive amendments to the code or grants any waiver, including any implicit waiver, from a provision of the code to its principal executive, financial or accounting officer, it will disclose the nature of the amendment or waiver on its website or in a report on a Current Report on Form 8-K filed in accordance with the rules and regulations of the SEC.

Policy Regarding Related Party Transactions

Our Board adopted a written policy contained in our Code of Business Conduct and Ethics regarding transactions with related persons. As a general rule, conducting corporate business with a relative or significant other, or with a business in which a relative or significant other is associated in any significant role, should be avoided. Relatives include spouse, sister, brother, daughter, son, mother, father, grandparents, aunts, uncles, nieces, nephews, cousins, step relationships, and in-laws. Significant others include persons living in a spousal (including same sex) or familial fashion with an employee. If such a related party transaction is unavoidable, the nature of the related party transaction must be fully disclosed to our Chief Financial Officer. If determined to be material to the Company by the Chief Financial Officer, our Audit Committee must review and approve in writing in advance such related party transactions. The most significant related party transactions, particularly those involving our directors or executive officers, must be reviewed, and approved in writing in advance by the Board. We must report all such material related party transactions under applicable accounting rules, federal securities laws, SEC rules and regulations, and securities market rules. Any dealings with a related party must be conducted in such a way that no preferential treatment is given to such business.

OUR DIRECTORS

The table below sets forth (i) the names and ages of our Directors as of the date of this Proxy Statement, (ii) all positions with the Company presently held by each such person and (iii) the positions held by, and principal areas of responsibility of, each such person during the last five years.

Name	Age	Position
Dr. Robert Fischell	95	Director, Member of the Audit, Nominating and Governance and Compensation Committees
Luis Malave	61	Director, Member of the Audit and Nominating and Corporate Governance and Chair of the Compensation Committee
Andrew Sycoff	57	Director
Erin Carter	54	Director, Chair of the Audit Committee
Shimon Rapps	44	Director, Member of the Audit Committee
Allen Danzig	68	Director, Chair of the Nominating and Governance Committee and Member of the Compensation Committee

Dr. Robert Fischell has served as one of GlucoTrack’s directors since 2010. He also serves on GlucoTrack’s Nominating, Governance and Compensation Committee. Dr. Fischell is an inventor and serial entrepreneur with over 160 issued U.S. patents. Starting in 1959, Dr. Fischell spent over 30 years with the Johns Hopkins University Applied Physics Laboratory, which resulted in 53 patents in both aerospace and biomedical technology. His interests at Johns Hopkins then turned to the invention of new medical devices such as pacemakers and implantable heart defibrillators. Starting in 1969, Dr. Fischell began the formation of 14 private companies that licensed his patents on medical devices. These companies include Pacesetter Systems, Inc. (purchased by Siemens and now part of St. Jude Medical, Inc.), IsoStent, Inc. (merged with Cordis Company, a Johnson and Johnson Company), NeuroPace, Inc., Neuralieve, Inc., Angel Medical Systems, Inc., and Svelte Medical Systems, Inc. As it relates to diabetes management devices, he was the inventor of the first implantable insulin pump (which became Minimed, which was sold to Medtronic). Dr. Fischell’s honors include Inventor of the Year for the USA in 1984, election to the National Academy of Engineering in 1989, the Distinguished Physics Alumnus Award of the University of Maryland, and several medals for distinguished accomplishments in science, engineering and innovation. In 2004, Discover magazine gave Dr. Fischell their annual Technology for Humanity award. In 2008, Dr. Fischell received the honorary degree of Doctor of Humane Letters from the Johns Hopkins University in recognition of his many lifesaving inventions. From June 2009 until March 2011, Dr. Fischell was a director of InspireMD, Inc. (OTCBB: NSPR), a medical device company focusing on the development and commercialization of its proprietary stent system, MGuard. Dr. Fischell received his BSME degree from Duke University and MS and Sc.D. degrees from the University of Maryland. At the White House on May 16, 2016, President Obama presented to Dr. Fischell the National Medical of Technology and Innovation, the highest award in the USA for achievements in innovative technology. The Board has determined that Dr. Fischell is suited to serve due to his extensive diabetes and medical device experience.

Luis Malave has served as a Director of the Company since June 22, 2021 and serves on our Audit Committee and Nominating, Governance and Compensation Committee. Mr. Malavé brings more than 30 years of leadership experience in the MedTech industry, primarily in diabetes management, spanning all company stages, from private startups to large-cap publicly listed companies. He has extensive expertise in product development, operations, marketing, strategic partnerships, and US FDA regulatory strategy. Since October 2017, Mr. Malavé has served as President of EOFLOW CO. Ltd., a company listed on the Korea Stock Exchange that has developed a wearable disposable insulin pump. From October 2014 to June 2016, he was COO of Mikroscan Technologies. Prior to that, Mr. Malavé was the President and CEO of Palyon Medical, maker of an implantable drug-delivery system that spun out from German medical-technology giant Fresenius SE. Prior to Palyon, he spent nearly a decade at insulin pump maker Insulet Corp., including as its Senior Vice President of Research, Development and Engineering, and as Chief Operating Officer. He also held various senior positions at Medtronic and MiniMed, overseeing product development of various diabetes management devices. Mr. Malavé earned his Bachelor’s degree in Mathematics and Computer Science from the University of Minnesota, a Master’s degree in Software Engineering from the University of St. Thomas, and an MBA from the University of Maryland.

Andrew Sycoff has served as a Director of the Company since July 8, 2019, and is a member of the Nominating, Governance and Compensation Committee. Mr. Sycoff is the founder, Chief Executive Officer and Chairman of the Board of Andrew Garrett, Inc., a full-service investment bank providing wealth management and corporate advisory services, for which he has served as CEO and Chairman continuously since 1992. Client sectors include high net worth individuals and early to middle market stage companies. Mr. Sycoff holds Series 7 and 24 licenses. Mr. Sycoff has been actively investing in and advising companies for over 25 years and has extensive experience in the areas of securities brokerage, Capital Markets, Corporate Advisory and Mergers & Acquisitions. Mr. Sycoff previously served on the board of Brokerage America and Paragon Industries Corp., an electronics contract manufacturer. The Board has determined that Mr. Sycoff is suited to serve due to his extensive investment banking and public company experience.

Erin Carter has served as a Director of the Company since August 25, 2023, and is the Chair of its Audit Committee. Ms. Carter brings 30 years of executive level finance experience in the medical device industry. From 2012 until March of 2023, she held various senior roles with Medtronic, most recently serving as Chief Financial Officer and Vice President of Finance for their $9B Neuroscience division. In addition, during her tenure at Medtronic she grew the Gastrointestinal Solutions division from early tech start-up acquisition of $36M to revenue of $450M in 5 years through organic growth and multiple acquisitions. Prior to Medtronic, Ms. Carter served as Director of Finance at Boston Scientific and as VP of Accounting and Reporting at UnitedHealth Group. Prior to that, she served as Assistant Controller for Arterial Vascular Engineering, where she was instrumental in guiding the rapid growth of the company from 200 employees to over 4,000 in under five years. During this time, she managed the integration of two acquisitions and subsequently that company’s sale to Medtronic. Ms. Carter holds a B.S. in Business Administration from California Polytech State University and is a Certified Public Accountant (inactive) in the State of California.

Shimon Rapps was appointed as a Director of the Company on July 31, 2019. He is member of the Audit Committee. Mr. Rapps currently serves as Director of Venture and Private Equity for a New York based single family office and is the founder of Three Strands Capital Group, a boutique merchant banking and investment advisory firm. Previously he served as Head of Investment Banking at Andrew Garrett, Inc., a full-service investment bank and wealth management firm. His experience spans equity and debt financings, mergers and acquisitions, private placements and IPO’s. He has extensive expertise with both public and private, emerging growth and lower middle market companies, and regularly advises CEO’s, CFO’s and Boards of Directors on matters of corporate governance and strategy. He holds the Series 7, 24, 63, and 66 licenses and is a Certified Public Accountant (inactive). The Board has determined that Mr. Rapps is suited to serve due to his extensive investment banking and public company experience.

Allen Danzig has served on our Board since October 31, 2019 and is the Chair of our Nominating, Governance and Compensation Committee. Mr. Danzig most recently served as Vice President, Assistant General Counsel and Assistant Secretary of L3Harris Technologies, Inc., a global aerospace and defense technology contractor, with $17 billion in annual revenue. Prior to its merger with Harris Corporation in June 2019, Mr. Danzig served as Vice President, Assistant General Counsel and Assistant Secretary at L3 Technologies, Inc. where he had been employed since 2006. Prior to his employment at L3, Mr. Danzig served in management positions with Celanese Corporation, a global chemical and specialty materials company, and The Hertz Corporation, one of the world’s largest vehicle and equipment rental companies. He received his undergraduate degree from Adelphi University and law degree from Pace University School of Law and is a member of the New York State Bar. The Board has determined that Mr. Danzig is suited to serve due to his extensive legal and corporate governance experience.

OUR EXECUTIVE OFFICERS

The table below sets forth the names and ages of our executive officers as of the date of this Proxy Statement and all positions with the Company presently held by each such person. Immediately following the table is biographical information for each of our executive officers, including the positions held by, and principal areas of responsibility of, each such person during the last five years.

Name		Age		Position
Paul V. Goode, PhD		56		Chief Executive Officer
James S Cardwell		64		Chief Financial Officer
JP Thrower		54		Chief Technology Officer
Mark Tapsak, PhD	-	55	-	Vice President of Technology
Drinda Benjamin	-	48	-	Vice President of Marketing

Paul V Goode, PhD most recently served as Vice President of Product Development at Orchestra Biomed where he oversaw development of its implantable cardiac stimulator system for hypertension. Prior to Orchestra, from 2010 until July 2019 Paul served in several executive roles at EndoStim, including Senior Vice President of R&D, Chief Technology Officer, and Interim CEO. From 2006 through 2010 he served as VP of Research and Development at Metacure and from 2004 through 2006 Mr. Goode served as Director of Engineering at Impulse Dynamics. Prior to that, Mr. Goode was employed as Director of Engineering at DexCom and as Senior Engineer at MiniMed. Paul received his BS, MS and PhD degrees from North Carolina State University.

James S Cardwell appointed October 11, 2023 has over 16 years of experience as a Chief Financial Officer and Chief Operating Officer with a concentration in both SEC financial reporting and tax compliance. He has served as the Chief Operating Officer of the CFO Squad LLC, an accounting firm, since July 2015. In connection with his role at the CFO Squad LLC, he also served as interim Chief Financial Officer at several public entities and currently serving including Cerro de Pasco Resources, Inc. (CSE:CDPR), a Canadian mining company; Stemtech Corporation (OTC:GNTW) , a nutrition supplement company; and previously served as CFO for NanoVibronix, Inc. (Nasdaq: NAOV), a medical device company; Esports Entertainment Group (Nasdaq: GMBL), an esports and online gambling company; Artemis Acquisition Corporation, a SPAC in the Healthcare Industry and others. Mr. Cardwell started his public accounting career at Arthur Andersen & Co. (St. Louis). Mr. Cardwell has extensive experience in corporate structure, financial reporting and modelling, mergers and acquisition, quality of earnings and business analysis, SEC reporting, tax and compliance.

James P Thrower joined the Company in December 2021 as its second U.S. employee. He is a seasoned engineering and global product development leader with a track record of successfully leading large healthcare technology-focused projects across multiple geographies from prototype design through clinical trials and FDA submissions. From June 2019 until December 2021, he held senior positions at Sterling Medical Devices and from 2005 to June 2019 he held various senior positions at Mindray DS USA Inc. Prior to that Mr. Thrower was a senior software and electrical engineer at DexCom, Inc. He earned his bachelor’s degree in both Electrical Engineering and Computer Engineering, as well as his MSc and PhD in Electrical Engineering from North Carolina State University. He is a published author in numerous industry publications and is a named inventor on over 120 patents.

Mark Tapsak, PhD joined the Company in September 2022 as its Vice President of Technology. Mark brings over 25 years of experience in the diabetes industry as a medical device research scientist, focused on polymer synthesis, polymer characterization, medical device design and intellectual property. At GlucoTrack, he will lead the recently announced R&D program for a novel implantable continuous glucose monitoring system (CGM) for those with Type 1 diabetes. Mark joins the Company from Diabetic Health, Inc., a developer of specialty coatings utilized in continuous glucose monitoring sensors and insulin infusion sets, where he served as President. Over his career, Mark held senior positions at several diabetes management companies including as Senior Scientist at DexCom where he oversaw sensor electrochemical performance, biointerface design and membrane technology, and as Senior Chemist at Medtronic, Inc. He has also taught as a Professor of Chemistry and Biochemistry and served as the Assistant Dean of Science and Technology and as Dean of Graduate Programs and Sponsored Research at Bloomsburg University. He has authored dozens of industry publications with thousands of citations and is a named inventor of 68 patents, of which over 50 are DexCom assigned patents. He received his Bachelor of Educational Studies in Chemistry and Photographic Sciences from St. Cloud State University and his PhD in Polymer Chemistry from the University of Southern California.

Drinda Benjamin joined the Company in July 2023 as its Vice President of Marketing. Drinda has 25 years of experience in the medical device industry from diabetes to surgical robotics. She brings extensive diabetes device experience with a focus on the commercialization of health technology. Within diabetes, she has past experiences in product development, strategic marketing, and both upstream and downstream marketing in the areas of blood glucose monitoring, continuous glucose monitoring (CGM), insulin delivery and closed loop systems. Drinda joins the company from Intuity Medical where she developed and executed commercial strategies for a novel integrated blood glucose monitoring system. Prior to this, she led business development, partnership strategy and closed loop system programs for Senseonics, manufacturer of the 1st implantable CGM launched in the US and Europe. She has also held marketing roles with Abbott Diabetes Care and Medtronic Diabetes. Drinda has an M.B.A. from Georgetown University’s McDonough School of Business and a Bachelor of Science in Engineering degree from Princeton University.

Family Relationships

There are no family relationships among any of our executive officers or directors.

CORPORATE GOVERNANCE

Composition of our Board of Directors

Our Board currently consists of six directors. Our Amended and Restated Certificate of Incorporation and Bylaws provide that our Board can consist of not less than one director nor more than 15 directors. The number of directors is fixed by our Board. Our Bylaws also provide that a majority of the total number of directors then in office will constitute a quorum for a meeting of the Board. At each Annual Meeting of stockholders, directors will be elected for a one-year term, until his or her successor is elected at our Annual Meeting or his or her death, resignation or removal, whichever is earliest to occur. When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.

Board Diversity Matrix

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors.

Board Diversity Matrix (as of March 19, 2024)
Part I: Gender Identity	Male	Female	Non-Binary	Did Not Disclose Gender
Directors (total)	5	1	-	-
Part II: Demographic Background	Male	Female	Non-Binary	Did Not Disclose Gender
African American or Black	-	-	-	-
Alaskan Native or American Indian	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	1	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	4	1	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-	-	-	-
Undisclosed	-	-	-	-

Director Independence

The Company is currently listed on The Nasdaq Capital Market and follows its rules that a majority of the Board must be comprised of independent directors. The independence rules include a series of objective tests, including that an “independent” person will not be employed by the Company and will not be engaged in various types of business dealings with the Company. Applying these rules and based on representations from the directors with respect to their independence thereunder, the Board has determined that each of the current members of the Company’s Board is independent, except for Mr. Sycoff, and, therefore, a majority of the members of the Board are independent directors.

Board Leadership Structure and Board’s Role in Risk Oversight

Luis Malave is our Chairman of the Board. The Chairman has authority, among other things, to preside over and set the agenda for Board meetings. Accordingly, the Chairman has substantial ability to shape the work of our Board. We believe that the presence of five independent members of our Board ensures appropriate oversight by the Board of our business and affairs. However, no single leadership model is right for all companies and at all times. The Board recognizes that depending on the circumstances, other leadership models, such as the appointment of a lead independent director, might be appropriate. Accordingly, the Board may periodically review its leadership structure. In addition, the Board holds executive sessions in which only independent directors are present.

Our Board is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. Our principal source of risk falls into two categories, financial and product commercialization.

Our Audit Committee oversees the management of financial risks; our Board regularly reviews information regarding our cash position, liquidity and operations, as well as the risks associated with each. The Board regularly reviews plans, results and potential risks related to our business, growth, and strategies. Our Compensation Committee oversees risk management as it relates to our compensation plans, policies and practices for all employees including executives and directors, particularly whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on our Company.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee of the Board are Mr. Danzig (Chairman), Mr. Malave, and Dr. Robert Fischell. Our Board has determined that these directors are “independent” as defined by the rules of the SEC. The purposes and powers of the Nominating and Corporate Governance Committee include (i) identifying potential qualified nominees for director and recommending to the Board for nomination candidates for the Board, (ii) developing the Company’s corporate governance guidelines and additional corporate governance policies, and (iii) exercising such other powers and authority as shall from time to time be assigned thereto by resolution of the Board. The Nominating Committee, in recommending director candidates for election to the Board, and the Board, in nominating director candidates, will consider candidates who have a high level of personal and professional integrity, strong ethics, and values and the ability to make mature business judgments. The Nominating Committee and the Board also considers whether there are potential conflicts of interest.

The Nominating and Corporate Governance Committee adopted the Nominating and Corporate Governance Committee charter on July 5, 2016, which sets forth the duties and responsibilities of the Nominating and Corporate Governance Committee.

Compensation Committee

The members of the Compensation Committee of the Board are Luis Malave (Chair), Dr. Robert Fischell and Allen Danzig. Our Board has determined that all three of these directors are “independent” as defined by the rules of the SEC. The primary responsibilities of the Compensation Committee include reviewing compensation and other benefits for our executive officers.

Audit Committee and Audit Committee Financial Expert

The members of the Audit Committee of the Board are Erin Carter (Chairman), Luis Malave and Dr. Robert Fischell. Our Board has determined that these directors are “independent” as defined by the rules of the SEC. The primary role of the Committee is to oversee the financial reporting and disclosure process. To fulfill this obligation, the Committee relies on: management for the preparation and accuracy of the Company’s financial statements; both management and the Company’s internal audit department/management for establishing effective internal controls and procedures to ensure the Company’s compliance with accounting standards, financial reporting procedures and applicable laws and regulations; and the Company’s independent auditors for an unbiased, diligent audit or review, as applicable, of the functions of the Audit Committee are performed by the full Board. Each member of the Committee shall be independent in accordance with the requirements of Rule 10A-3 of the Exchange Act and the Nasdaq Listing Rules. No member of the Compensation Committee can have participated in the preparation of the Company’s or any of its subsidiaries’ financial statements at any time during the past three years.

The Board has determined that Mr. Rapps is an “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K.

Code of Business Conduct and Ethics

The Company has adopted a code of ethics that applies to its Chief Executive Officer and its senior financial officers (currently consisting only of the Chief Financial Officer). This code of ethics is available on the Company’s website at www.glucotrack.com. If the Company makes any substantive amendments to the code or grants any waiver, including any implicit waiver, from a provision of the code to its principal executive, financial or accounting officer, it will disclose the nature of the amendment or waiver on its website or in a report on a Current Report on Form 8-K filed in accordance with the rules and regulations of the SEC. The Company will provide to any person without charge, upon five days’ written request, a copy of the code of ethics.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC reports of beneficial ownership and reports of changes in beneficial ownership in the Company’s securities. Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, filed electronically with the SEC during the year ended December 31, 2023, the Company believes that all Section 16(a) filings applicable to its directors, officers, and 10% stockholders were filed on a timely basis during the year ended December 31, 2023, except that Erin Carter filed one late Form 3.

Insider Trading Policy

On March 22, 2024, we adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of our securities by directors, officers, and employees, which are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards (the “Insider Trading Policy”).

The foregoing description of the Insider Trading Policy does not purport to be complete and is qualified in its entirety by the terms and conditions of the Insider Trading Policy, a copy of which is attached hereto as Appendix C and is incorporated herein by reference.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth total compensation paid to our named executive officers for the years ended December 31, 2023, and 2022. Individuals we refer to as our “named executive officers” include (i) all individuals serving as our Chief Executive Officer during the fiscal years ended December 31, 2023 and 2022 and (ii) our two most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers at the end of the fiscal years ended December 31, 2023 and 2022, whose salary and bonus for services rendered in all capacities exceeded $100,000 during the fiscal years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary	Equity Awards(1)	All Other Compensation(2)		Total

Paul V Goode	2023	$225,000	$127,006		$131,237	$356,237
Chief Executive Officer	2022	$200,641	$263,776		$21,267	$485,685

James Thrower	2023	$230,000	$34,112	$		$265,112
Vice President of Engineering	2022	$230,000	$92,892		$38,470	$361,362

Mark Tapsak, PhD	2023	$165,000	$11,214		$-	$176,214
Vice President of Technology	2022

Jolie Kahn	2023	$135,000	$-		$98,500	$233,500
Chief Financial Officer	2022	$120,000	$-		$-	$120,000

Employment Agreements

Set forth below are summaries of the material terms of the employment agreements of our current named executive officers.

Paul Goode

On October 19, 2021, Paul V. Goode was appointed as President and Chief Operating Officer of the Company, effective November 1, 2021 and currently serves as the Chief Executive Officer. He had served as a member of the Company’s Board since December 17, 2020. Concurrent with his new appointment, Mr. Goode stepped down from the Board.

Mr. Goode most recently served as Vice President of Product Development at Orchestra Biomed where he oversaw development of its implantable cardiac stimulator system for hypertension. Prior to Orchestra, from 2010 until July 2019 Paul served in several executive roles at EndoStim, including Senior Vice President of R&D, Chief Technology Officer, and Interim CEO. From 2006 through 2010 he served as VP of Research and Development at Metacure and from 2004 through 2006 Mr. Goode served as Director of Engineering at Impulse Dynamics. Prior to that, Mr. Goode was employed as Director of Engineering at DexCom and as Senior Engineer at MiniMed. Paul received his BS, MS and PhD degrees from North Carolina State University.

In this role, Goode will lead the company’s operations, overseeing strategy, design, manufacturing, business and product development and begin to build the U.S. infrastructure in preparation for the U.S. clinical trials of the Company. He will devote such time as necessary to perform his duties but shall be able to pursue other professional opportunities at the same time. His base salary shall be $175,000 per year, and he shall be entitled to a cash bonus of up to 20% of his annual base salary as determined by the Company’s Compensation Committee and shall be granted options to purchase up to One and half Percent (1.5%) of the fully diluted Common Stock as of the Effective Date, with a per share exercise price equal to the greater of (A) $5.20 per share or (B) the closing price of a share of Common Stock on the Effective Date, as reported by Bloomberg L.P., which shall vest in equal monthly installments over a three year period following the Effective Date.

The bonus and equity incentives shall be subject to clawback rights if there is a misstatement of financials which changes any metrics upon which a bonus or incentives are based and the clawback will be pro rata based upon the changes in the financials with respect to the effect on any underlying metrics.

James Cardwell

On October 11, 2023, the Company appointed James S Cardwell, as Chief Financial Officer of the Company, effective immediately. In connection with his appointment, Mr. Caldwell entered into a consulting agreement (the “Cardwell Consulting Agreement”) with the Company. Pursuant to the terms of the Cardwell Consulting Agreement, Mr. Cardwell will perform all duties typically required of a Chief Financial Officer. As compensation for his services, the Company shall pay Mr. Cardwell a minimum of One Thousand Five Hundred Dollars ($1,500) per month. The Cardwell Consulting Agreement is for a term of one year. Either party may terminate the agreement upon thirty (30) days’ written notice.

Outstanding Equity Awards as of December 31, 2023

The following table sets forth for each of the Company’s named executive officers certain information regarding unexercised options as of December 31, 2023:

	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Option Exercise	Option Expiration
Name	(#) Exercisable	(#) Unexercisable	Price	Date
Paul V. Goode	227,550	100,105	$5.80	11/1/2024
James Thrower	109,272	87,414	$5.80	12/3/2024
Mark Tapsak	68,895	96,434	$5.80	10/10/2032

Pay Versus Performance

Pursuant to Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information regarding “compensation actually paid”, as defined in Item 402(v). In accordance with SEC rules, the “compensation actually paid” amounts shown in the table below for each applicable year reflect certain adjustments to the values reported in the Summary Compensation Table of the proxy statement as described in the footnotes to the following table.

In accordance with the transitional relief under the SEC rules for smaller reporting companies, only two years of information is required as this is the Company’s first year of disclosure under Item 402(v) of Regulation S-K.

Year (a)	Summary compensation table total for PEO (b)	Compensation actually paid to PEO (c)	Average summary compensation table total for non-PEO named executive officers (d)	Average compensation actually paid to non-PEO named executive officers (e)	Net income (h)

2023	$356,237	$225,000	$220,663	$197,500	$(7,096,000)
2022	$485,685	$200,641	$175,000	$205,000	$(4,412,000)

(1)	“Compensation Actually Paid” to our PEO and Non-PEO NEOs represent the “Total” compensation reported in the Summary Compensation Table less the “Stock Awards” and “Options Awards” reported in the Summary Compensation Table for the applicable fiscal year as determined with SEC rules.
(2)	James Thrower and Mark Tapsak were our Non-PEO named executive officers in 2023. James Thrower and Jolie Kahn were our Non-PEO named executive officers in 2021.

DIRECTOR COMPENSATION

The following table sets forth information with respect to the compensation of our directors as of December 31, 2023:

Name	Fees earned or paid in cash	Payment for services in common shares	Other compensation	Options Awards Vested	Total
Allen Danzig	$70,000	$-	$-	$-	$70,000
Andrew Sycoff	$52,500	$17,500-	$-	$-	$70,000
Luis Malave	$54,238	$15,762	$-	$-	$70,000
Dr. Robert Fischell	$70,000		$-	$-	$70,000
Erin Carter	$23,333	$-	$-		$23,333
Shimon Rapps	$70,000	$-	$-	$-	$70,000
	$336,000	$37,333	$-	$-	$373,333

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of our Common Stock by (i) our directors and named executive officers (including persons who served as principal executive officer and principal financial officer during a portion of the fiscal year ended December 31, 2023) and all the named executives and directors as a group and (ii) any other person or group that to our knowledge beneficially owns more than five percent of our outstanding shares of Common Stock.

The information contained in this table is as of March 4, 2024. At that date, we had 26,756,369 shares of Common Stock outstanding.

A person is deemed to be a beneficial owner of shares if he has the power to vote or dispose of the shares. This power can be exclusive or shared, direct or indirect. In addition, a person is considered by SEC rules to beneficially own shares underlying options or warrants that are presently exercisable or that will become exercisable within sixty (60) days.

Name of Beneficial Owner		Amount and Nature of Beneficial Ownership	Percent of Ownership
Named Executives and Directors
Drinda Benjamin	(1)	61,680	*
Allen E. Danzig		19,435	*
Dr. Robert Fischell	(2)	38,247	*
Paul Goode	(3)	375,010	1.4%
James Cardwell		-	-
Erin Carter		90,197	*
Luis Malave		99,508	*
Shimon Rapps	(4)	1,030,550	3.9%
Andrew Sycoff	(5)	2,768,718	10.4%
Mark Tapsak	(6)	143,360	*
James Thrower	(7)	211,294	*

All directors and Named Executive Officers as a group (11 persons)		4,837,999	17.7%

Over 5% Shareholders
John A Ballentyne Rev Trust 08/01/2017	(8)	5,100,166	19.1%
Hal Mintz	(9)	2,087,130	7.9%
Alma Diversified Holdings LLC	(10)	2,575,938	9.7%
Over 5% Shareholders

* Less than 1%.

(1) 61,680 options deemed vested within 60 days of March 4, 2024.

(2) Ownership includes (i) 31,734 shares of Common Stock owned individually, (ii) 3,316 owned jointly by Dr. Fischell and his wife; and (iii) 3,197 Options deemed vested within 60 days of March 4, 2024.

(3) Ownership includes (i) 101,950 shares of Common Stock owned individually and (ii) 273,060 Options deemed vested within 60 days of March 4, 2024.

(4) Ownership includes only 10,598 shares of Common Stock owned individually. SDR Diversified Holdings, LLC, an entity owned by Leah Rapps, the wife of Shimon Rapps, owns 1,009,354 shares of common stock. Leah Rapps has voting control and investment power over SDR Diversified Holdings, LLC. Ms. Rapps also owns 10,598 shares in her personal name. Mr. Rapps disclaims beneficial ownership in the shares and warrants held by his wife and by SDR Diversified Holdings, LLC.

(5) Ownership includes: (i) 76,279 shares of common stock owned by Mr. Sycoff; and (ii) 116,501 common stock owned by Andrew Garrett, Inc. Mr. Sycoff has voting power and investment control over the shares of common stock held by Andrew Garrett, Inc. Alma Diversified Holdings LLC, an entity owned by Sharon Sycoff, the wife of Mr. Sycoff owns 2,575,938 shares of common stock. Sharon Sycoff has voting power and investment control over the shares held by Alma Diversified Holdings LLC and Mr. Sycoff disclaims beneficial ownership in the shares held by Alma Diversified Holdings LLC.

(6) Ownership includes: (i) 50,000 shares of common stock owned by Tapsak Enterprises LLC (ii) 1,500 shares of common stock owned by Stephen Tapsak, son of Mark Tapsak, and iii) 91,860 Options deemed vested within 60 days of March 4, 2024. Tapsak Enterprises LLC is jointly owned by Mark Tapsak and his wife, Karena Tapsak.

(7) 211,294 Options deemed vested within 60 days of March 4, 2024.

(8) Ownership includes: (i) 1,396 shares of common stock owned individually and (ii) 5,098,770 owned by John A. Ballantyne Revocable Trust 08/01/2017. The address of John A. Ballantyne Rev Trust 08/01/2017 is 7410 Claire Drive South, Fargo ND 58104. John A. Ballantyne has voting and investment control over the shares held by John A. Ballantyne Rev Trust 08/01/2017.

(9) Ownership includes 2,087,130 shares of common stock held by Sabby Volatility Warrant Master Fund, Ltd. Hal Mintz has control over Sabby Management LLC that has voting and control over the shares held by Sabby Volatility Warrant Master Fund, Ltd. The address of Sabby Volatility Warrant Master Fund, Ltd. is c/o Ogier Fiduciary Services (Cayman) Limited 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007 Cayman Islands.

(10) Ownership includes 2,575,938 directly by Alma Diversified Holdings LLC. The address of Alma Diversified Holdings LLC is 1294 Albany Post Rd, Gardiner NY 12525.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company is not aware of any transactions since the beginning of its last fiscal year or any proposed transactions in which the Company was or is a party, in which (1) the amount involved exceeded the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years and (2) in which a director, director nominee, executive officer, holder of more than 5% of the Company’s Common Stock or preferred stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest. Andrew Garrett, Inc., which is controlled by director, Andrew Sycoff, has an advisory agreement with the Company, which a $20,000 monthly fee and may in certain case earn investment banking fees for other services with the Company.

WHERE YOU CAN FIND MORE INFORMATION

The SEC maintains a website that contains reports, proxies and information statements and other information regarding the Company and other issuers that file electronically with the SEC at www.sec.gov. The Company’s proxy statements, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC’s website. Shareholders may also read and copy materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

INCORPORATION BY REFERENCE

The SEC allows the Company to “incorporate by reference” into this Proxy Statement documents it files with the SEC. This means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this Proxy Statement, and later information that the Company filed with the SEC as specified below will update and supersede that information. Except to the extent that information is deemed furnished and not filed pursuant to securities laws and regulations, the Company incorporates by reference the following filing: Annual Report on Form 10-K for year ended December 31, 2023, filed with the SEC on March [_], 2024, (a copy of which is mailed to each stockholder with this Proxy Statement);

We also incorporate by reference into this Proxy Statement additional documents that we may file with the SEC between the date of this Proxy Statement and the date of the Annual Meeting. These documents include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and proxy soliciting materials.

The information provided on our website is not part of this Proxy Statement, and therefore is not incorporated by reference herein.

Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this Proxy Statement.

You may obtain, without charge, a copy of any of the documents incorporated by reference in this Proxy Statement, other than exhibits to those documents that are not specifically incorporated by reference into those documents, by writing or telephoning us at the Company’s address set forth above in this Proxy Statement.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT. THE COMPANY HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.

THIS PROXY STATEMENT IS DATED [_], 2024. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND THE SENDING OR MAKING AVAILABLE OF THIS PROXY STATEMENT TO STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

OTHER BUSINESS

Other Matters that May Come Before the Annual Meeting

The Board does not intend to present, and knows of no others who intend to present, at the Annual Meeting any matter or business other than that set forth in the accompanying notice of Annual Meeting of stockholders. If other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the proxy to vote any proxies on such matters in accordance with their judgment.

ADDITIONAL INFORMATION

Stockholder Proposals for Our 2024 Annual Meeting

Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our next annual meeting. In order to be considered timely, such proposal must be received by our Chief Financial Officer at the address provided herein for our corporate offices in New Jersey no later than September 30, 2024. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.

Our Bylaws require stockholders to provide advance notice to the Company of any stockholder director nomination(s) and any other matter a stockholder wishes to present for action at an annual meeting of stockholders (other than matters to be included in our proxy statement, which are discussed in the previous paragraph). In order to properly bring business before an annual meeting, our Bylaws require, among other things, that the stockholder submit written notice thereof complying with our Bylaws to our Chief Financial Officer, at the above address, not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 (as discussed above) no sooner than December 1, 2024, and no later than December 31, 2024. If a stockholder fails to provide timely notice of a proposal to be presented at our 2024 Annual Meeting of Stockholders, the proxy designated by our Board will have discretionary authority to vote on any such proposal that may come before the meeting.

ALL STOCKHOLDERS ARE URGED TO VOTE OVER THE INTERNET, BY TELEPHONE, OR BY MAIL.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Paul V. Goode, PhD, Chief Executive Officer

Annex A

GlucoTrack, Inc.

2024 EQUITY INCENTIVE PLAN

1.	Purpose. The purposes of this Plan are to:

(a)	attract, retain, and motivate Employees, Directors, and Consultants,

(b)	provide additional incentives to Employees, Directors, and Consultants, and

(c)	promote the success of the Company’s business,

by providing Employees, Directors, and Consultants with opportunities to acquire the Company’s Shares, or to receive monetary payments based on the value of such Shares. Additionally, the Plan is intended to assist in further aligning the interests of the Company’s Employees, Directors, and Consultants to those of its shareholders.

2.	Definitions. As used herein, the following definitions will apply:

(a)	“Administrator” means a committee of at least one Director of the Company as the Board may appoint to administer this Plan or, if no such committee has been appointed by the Board, the Board.

(b)	“Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)	“Award” means, individually or collectively, a grant under the Plan of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Other Stock-Based Awards.

(d)	“Award Agreement” means the written or electronic agreement, consistent with the terms of the Plan, between the Company and the Participant, setting forth the terms, conditions, and restrictions applicable to each Award.

(e)	“Board” means the Company’s Board of Directors, as constituted from time to time and, where the context so requires, reference to the “Board” may refer to a committee to whom the Board has delegated authority to administer any aspect of this Plan.

(f)	“Cause” shall have the meaning ascribed to such term, or term of similar effect, in any offer letter, employment, consulting, severance, or similar agreement, including any Award Agreement, between the Participant and the Company or any Subsidiary; provided, that in the absence of an offer letter, employment, consulting, severance, or similar agreement containing such definition, “Cause” means:

(i)	any willful, material violation by the Participant of any law or regulation applicable to the business of the Company, a Subsidiary, or other affiliate of the Company;

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(ii)	the Participant’s conviction for, or guilty plea to, a felony (or crime of similar magnitude under Applicable Laws outside the United States) or a crime involving moral turpitude, or any willful perpetration by the Participant of a common law fraud, act of material dishonesty, embezzlement, or misappropriation or similar conduct against the Company, a Subsidiary, or other affiliate of the Company;

(iii)	the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company, a Subsidiary, other affiliate of the Company, or any other entity having a business relationship with any of the foregoing;

(iv)	any material breach or violation by the Participant of any fiduciary duties or duties of care to the Company or provision of any agreement or understanding between the Company, a Subsidiary, or other affiliate of the Company and the Participant regarding the terms of the Participant’s Service, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an Employee, Director, or Consultant of the Company, a Subsidiary, or other affiliate of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment, confidentiality, non-competition, non-solicitation, restrictive covenant, or similar agreement between the Company, a Subsidiary, or other affiliate of the Company and the Participant;

(v)	any willful and continued refusal by the Participant to carry out a reasonable directive of the chief executive officer, the Board or the Participant’s direct supervisor, which involves the business of the Company, a Subsidiary, or other affiliate of the Company and was capable of being lawfully performed;

(vi)	the Participant’s violation of the code of ethics of the Company or any Subsidiary;

(vii)	the Participant’s disregard of the policies of the Company, a Subsidiary, or other affiliate of the Company so as to cause loss, harm, damage, or injury to the property, reputation, or employees of the Company, a Subsidiary, or other affiliate of the Company; or

(viii)	any other misconduct by the Participant that is injurious to the financial condition or business reputation of, or is otherwise injurious to, the Company, a Subsidiary, or other affiliate of the Company;

provided that, in the case of clauses (iv), (v), (vi), (vii), and (viii) above, the Company has given written notice to the Participant of such circumstances and which circumstances, if capable of being cured, has not been cured within thirty (30) days after such notice.

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(g)	“Change in Control” means the occurrence of any of the following events:

(i)	any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(ii)	the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii)	a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the Directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the Effective Date, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of Directors); or

(iv)	the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

Notwithstanding the foregoing, a transaction shall not constitute a Change in Control if its sole purpose is to change the jurisdiction of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for a deferral of compensation and is subject to Code Section 409A, then notwithstanding anything to the contrary in the Plan or applicable Award Agreement, the transaction with respect to such Award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.

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(h)	“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(i)	“Company” means GlucoTrack, Inc., a Delaware corporation, or any successor thereto.

(j)	“Consultant” means a consultant or adviser who provides bona fide services to the Company, its Parent, or any Subsidiary as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

(k)	“Director” means a member of the Board.

(l)	“Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of an Award other than an Incentive Stock Option, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(m)	“Effective Date” shall have the meaning set forth in Section 24.

(n)	“Employee” means any person, including officers and Directors, employed by the Company, its Parent, or any Subsidiary. Neither Service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)	“Fair Market Value” means, as of any date, the value of a Share, determined as follows:

(i)	if the Shares are readily tradable on an established securities market, its Fair Market Value will be the closing sales price for such shares (or the closing bid, if no sales were reported) as quoted on such market for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)	if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean between the high bid and low asked prices for a Share for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)	if the Shares are not readily tradable on an established securities market, the Fair Market Value will be determined in good faith by the Administrator.

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Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time. In addition, the determination of Fair Market Value in all cases shall be in accordance with the requirements set forth under Code Section 409A to the extent necessary for an Award to comply with, or be exempt from, Code Section 409A. The Administrator’s determination shall be conclusive and binding on all persons.

(q)	“Incentive Stock Option” means a Stock Option intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

(r)	“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Exchange Act Rule 16b-3.

(s)	“Nonqualified Stock Option” means a Stock Option that by its terms, or in operation, does not qualify or is not intended to qualify as an Incentive Stock Option.

(t)	“Other Stock-Based Awards” means any other awards not specifically described in the Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Administrator pursuant to Section 11.

(u)	“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(v)	“Participant” means the holder of an outstanding Award.

(w)	“Period of Restriction” means the period during which the transfer of Restricted Stock is subject to restrictions and a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of certain performance criteria, or the occurrence of other events as determined by the Administrator.

(x)	“Plan” means this GlucoTrack, Inc. 2024 Equity Incentive Plan.

(y)	“Restricted Stock” means Shares, subject to a Period of Restriction or certain other specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous Service for a specified period of time), granted under Section 9 or issued pursuant to the early exercise of a Stock Option.

(z)	“Restricted Stock Unit” or “RSU” means an unfunded and unsecured promise to deliver Shares, cash, other securities, or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous Service for a specified period of time), granted under Section 10.

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(aa)	“Service” means service as a Service Provider. In the event of any dispute over whether and when Service has terminated, the Administrator shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.

(bb)	“Service Provider” means an Employee, Director, or Consultant, including any prospective Employee, Director, or Consultant who has accepted an offer of employment or Service and will be an Employee, Director, or Consultant after the commencement of their Service.

(cc)	“Shares” means the Company’s shares of common stock, par value of $0.001 per share.

(dd)	“Stock Appreciation Right” or “SAR” means an Award pursuant to Section 8 that is designated as a SAR.

(ee)	“Stock Option” means an option granted pursuant to the Plan to purchase Shares, whether designated as an Incentive Stock Option or a Nonqualified Stock Option.

(ff)	“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

(gg)	“Substitute Award” has the meaning set forth in Section 4(i).

3.	Awards.

(a)	Award Types. The Plan permits the grant of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards.

(b)	Award Agreements. Awards shall be evidenced by Award Agreements (which need not be identical) in such forms as the Administrator may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such Award Agreements, the provisions of the Plan shall prevail.

(c)	Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such later date as is determined by the Administrator, consistent with Applicable Laws. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

4.	Shares Available for Awards.

(a)	Basic Limitation. Subject to the provisions of Section 14, the maximum aggregate number of Shares that may be issued under the Plan is ten percent (10%) of the Shares outstanding on March 21, 2024 (the “Plan Share Limit”). The Shares subject to the Plan may be authorized, but unissued, or reacquired shares.

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(b)	Annual Increase in Available Shares. On the first day of each calendar year during the term of the Plan, commencing on January 1, 2025 and continuing until (and including) January 1, 2034, the number of Shares available under the Plan Share Limit shall automatically increase by a number equal to the lesser of (i) one percent (1%) of the total number of Shares issued and outstanding on December 31 of the calendar year immediately preceding the date of such increase and (ii) a number of Shares determined by the Board.

(c)	Awards Not Settled in Shares Delivered to Participant. Upon payment in Shares pursuant to the exercise or settlement of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, or if the Shares are tendered or withheld to satisfy any tax withholding obligations, the number of Shares so tendered or withheld shall again be available for issuance pursuant to future Awards under the Plan, although such Shares shall not again become available for issuance as Incentive Stock Options.

(d)	Cash-Settled Awards. Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash.

(e)	Lapsed Awards. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if the Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan.

(f)	Code Section 422 Limitations. No more than ten percent (10%) of the Shares outstanding on March 21, 2024 (subject to adjustment pursuant to Section 14) may be issued under the Plan upon the exercise of Incentive Stock Options.

(g)	Non-Employee Director Award Limit. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding Non-Employee Director compensation, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all equity-based Awards and the maximum amount that may become payable pursuant to all cash-based Awards that may be granted to a Service Provider as compensation for services as a Non-Employee Director during any calendar year shall not exceed $750,000 for such Service Provider’s first year of service as a Non-Employee Director and $500,000 for each year thereafter.

(h)	Share Reserve. The Company, during the term of the Plan, shall at all times keep available such number of Shares authorized for issuance as will be sufficient to satisfy the requirements of the Plan.

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(i)	Substitute Awards. Awards may, in the sole discretion of the Administrator, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company, its Parent, or any Subsidiary or with which the Company, its Parent, or any Subsidiary combines (“Substitute Awards”). Substitute Awards shall not be counted against the Plan Share Limit; provided, however, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding stock options intended to qualify as Incentive Stock Options shall be counted against the Incentive Stock Option limit in Section 4(f).

5.	Administration. The Plan will be administered by the Administrator.

(a)	Powers of the Administrator. Subject to the provisions of the Plan, the Administrator will have the authority, in its discretion to:

(i)	determine Fair Market Value;

(ii)	select the Service Providers to whom Awards may be granted;

(iii)	determine the type or types of Awards to be granted to Participants under the Plan and number of the Shares to be covered by each Award;

(iv)	approve forms of Award Agreements for use under the Plan;

(v)	determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award. Such terms and conditions include, but are not limited to, the exercise price or purchase price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting criteria or Periods of Restriction, any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

(vi)	construe and interpret the terms of the Plan, any Award Agreement, and Awards granted pursuant to the Plan;

(vii)	prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable tax laws, as well as any privacy or other notice provisions to comply with Applicable Laws;

(viii)	modify or amend each Award (subject to Section 18(c)), including (A) the discretionary authority to extend the post-termination exercisability period of Awards and (B) accelerate the satisfaction of any vesting criteria or waiver of forfeiture or repurchase restrictions;

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(ix)	allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of any Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose will be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(x)	authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi)	allow a Participant to defer the receipt of the payment of cash or the delivery of the Shares that would otherwise be due to such Participant under an Award, subject to compliance (or exemption) from Code Section 409A;

(xii)	determine whether Awards will be settled in cash, Shares, other securities, other property, or in any combination thereof;

(xiii)	determine whether Awards will be adjusted for dividend equivalents;

(xiv)	create Other Stock-Based Awards for issuance under the Plan;

(xv)	impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any securities issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and

(xvi)	make all other determinations and take all other action deemed necessary or advisable for administering the Plan and due compliance with Applicable Laws, stock market or exchange rules or regulations or accounting or tax rules or regulations.

(b)	Repricing Permitted. The Administrator may modify the purchase price or the exercise price of any outstanding Award, or cancel any Award in exchange for cash or another Award without the approval of the Company’s shareholders.

(c)	Section 16. To the extent desirable to qualify transactions hereunder as exempt under Exchange Act Rule 16b-3, the transactions contemplated hereunder will be approved by the entire Board or a committee of two or more Non-Employee Directors.

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(d)	Delegation of Authority. Except to the extent prohibited by Applicable Laws, the Administrator may delegate to one or more officers of the Company some or all of its authority under the Plan, including the authority to grant all types of Awards, in accordance with Applicable Laws (except that such delegation shall not apply to any Award for a Participant then covered by Section 16 of the Exchange Act), and the Administrator may delegate to one or more committees of the Board (which may consist solely of one Director) some or all of its authority under this Plan, including the authority to grant all types of Awards, in accordance with Applicable Laws. Such delegation may be revoked at any time. The acts of such delegates shall be treated as acts of the Administrator, and such delegates shall report regularly to the Administrator regarding the delegated duties and responsibilities and any Awards granted.

(e)	Effect of Administrator’s Decision. The Administrator’s decisions, determinations, and interpretations will be final and binding on all persons, including Participants and any other holders of Awards.

6.	Eligibility. The Administrator has the discretion to select any Service Provider to receive an Award, although Incentive Stock Options may be granted only to Employees. Designation of a Participant in any year shall not require the Administrator to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year. The Administrator shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

7.	Stock Options. The Administrator, at any time and from time to time, may grant Stock Options under the Plan to Service Providers. Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Administrator may impose from time to time, subject to the following limitations:

(a)	Exercise Price. The per share exercise price for Shares to be issued pursuant to exercise of a Stock Option will be determined by the Administrator, but shall be no less than 100% of the Fair Market Value per Share on the date of grant, subject to Section 7(e). Notwithstanding the foregoing, in the case of a Stock Option that is a Substitute Award, the exercise price for Shares subject to such Stock Option may be less than the Fair Market Value per Share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Code Sections 424 and 409A.

(b)	Exercise Period. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that no Stock Option shall be exercisable later than ten (10) years after the date it is granted. Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Administrator shall in its discretion set forth in such Award Agreement at the date of grant; provided, however, the Administrator may, in its sole discretion, later waive any such condition.

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(c)	Payment of Exercise Price. To the extent permitted by Applicable Laws, the Participant may pay the Stock Option exercise price by:

(i)	cash;

(ii)	check;

(iii)	if approved by the Administrator, as determined in its sole discretion, surrender of other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences to the Company (as determined by the Administrator);

(iv)	if approved by the Administrator, as determined in its sole discretion, by a broker-assisted cashless exercise in accordance with procedures approved by the Administrator, whereby payment of the exercise price may be satisfied, in whole or in part, with Shares subject to the Stock Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Administrator) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price;

(v)	if approved by the Administrator for a Nonqualified Stock Option, as determined in its sole discretion, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of Shares underlying the Stock Option so exercised reduced by the number of Shares equal to the aggregate exercise price of the Stock Option divided by the Fair Market Value on the date of exercise;

(vi)	such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

(vii)	any combination of the foregoing methods of payment.

(d)	Exercise of Stock Option.

(i)	Procedure for Exercise. Any Stock Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. A Stock Option may not be exercised for a fraction of a Share. Exercising a Stock Option in any manner will decrease the number of Shares thereafter available for purchase under the Stock Option, by the number of Shares as to which the Stock Option is exercised.

(ii)	Exercise Requirements. A Stock Option will be deemed exercised when the Company receives: (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Stock Option, and (B) full payment of the exercise price (including provision for any applicable tax withholding).

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(iii)	Non-Exempt Employees. If a Stock Option is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Stock Option will not be first exercisable for any Shares until at least six (6) months following the date of grant of the Stock Option (although the Stock Option may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (A) if such non-exempt Employee dies or suffers a Disability, (B) upon a Change in Control in which such Stock Option is not assumed, continued, or substituted, or (C) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement, in another agreement between the Participant and the Company or a Subsidiary, or, if no such definition, in accordance with the then current employment policies and guidelines of the Company or employing Subsidiary), the vested portion of any Stock Option may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of a Stock Option will be exempt from the Participant’s regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting, or issuance of any Shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 7(d)(iii) will apply to all Awards and are hereby incorporated by reference into such Award Agreements.

(iv)	Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, the Participant may exercise the Stock Option within such period of time as is specified in the Award Agreement to the extent that the Stock Option is vested on the date of termination (but in no event later than the expiration of the term of such Stock Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Stock Option will remain exercisable for three (3) months (or twelve (12) months in the case of termination on account of Disability or death) following the Participant’s termination. If a Participant commits an act of Cause, all vested and unvested Stock Options shall be forfeited as of such date. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to a Stock Option, the Shares covered by the unvested portion of the Stock Option will be forfeited and will revert to the Plan and again will become available for grant under the Plan. If after termination, the Participant does not exercise a Stock Option as to all of the vested Shares within the time specified by the Administrator, the Stock Option will terminate, and remaining Shares covered by such Stock Option will be forfeited and will revert to the Plan and again will become available for grant under the Plan.

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(v)	Extension of Exercisability. A Participant may not exercise a Stock Option at any time that the issuance of Shares upon such exercise would violate Applicable Laws. Except as otherwise provided in the Award Agreement, if a Participant ceases to be a Service Provider for any reason other than for Cause and, at any time during the last thirty (30) days of the applicable post-termination exercise period: (A) the exercise of the Participant’s Stock Option would be prohibited solely because the issuance of Shares upon such exercise would violate Applicable Laws, or (B) the immediate sale of any Shares issued upon such exercise would violate the Company’s trading policy, then the applicable post-termination exercise period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term.

(vi)	Beneficiary. If a Participant dies while a Service Provider, the Stock Option may be exercised following the Participant’s death by the Participant’s designated beneficiary, provided such beneficiary has been designated and received by the Administrator prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been properly designated by the Participant, then such Stock Option may be exercised by the personal representative of the Participant’s estate or by the persons to whom the Stock Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution.

(vii)	Shareholder Rights. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent or depositary of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares, notwithstanding the exercise of the Stock Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 or the applicable Award Agreement.

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(e)	Incentive Stock Option Limitations.

(i)	Each Stock Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company, its Parent, or any Subsidiary) exceeds $100,000 (or such other limit established in the Code), such Stock Options will be treated as Nonqualified Stock Options. For purposes of this Section 7(e)(i), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Stock Option is granted.

(ii)	In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns shares representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Parent, or any Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement and the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(iii)	No Stock Option shall be treated as an Incentive Stock Option unless this Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Code Section 422(b)(1), provided that any Stock Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Stock Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained.

(iv)	In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Code Section 422. If for any reason a Stock Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Stock Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under this Plan.

8.	Stock Appreciation Rights (“SARs”). The Administrator, at any time and from time to time, may grant SARs to Service Providers. Each Award of SARs shall be subject to such terms and conditions, consistent with the Plan, as the Administrator may impose from time to time, subject to the following limitations:

(a)	SAR Award Agreement. Each SAR will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

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(b)	Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any SAR.

(c)	Exercise Price and Other Terms. The per share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a SAR will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing, in the case of a SAR that is a Substitute Award, the exercise price for Shares subject to such SAR may be less than the Fair Market Value per Share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Code Sections 424 and 409A. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of any SAR.

(d)	Expiration of Stock Appreciation Rights. A SAR will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 7(d) relating to the maximum term and exercise price also will apply to SARs issued in tandem with an Incentive Stock Option.

(e)	Payment of Stock Appreciation Right Amount. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)	the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)	the number of Shares with respect to which the SAR is exercised.

(f)	Payment Form. At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares, other securities, or other property of equivalent value, or in some combination thereof.

(g)	Tandem Awards. Any Stock Option granted under this Plan may include tandem SARs (i.e., SARs granted in conjunction with an Award of Stock Options under this Plan). The Administrator also may award SARs to a Service Provider independent of any Stock Option.

9.	Restricted Stock. The Administrator, at any time and from time to time, may grant Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine, subject to the following limitations:

(a)	Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction and the applicable restrictions, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Restricted Stock may be awarded in consideration for (i) cash, check, bank draft or money order payable to the Company, (ii) past Service, or (iii) any other form of legal consideration (including future Service) that may be acceptable to the Administrator, in its sole discretion, and permissible under Applicable Laws.

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(b)	Removal of Restrictions. Unless the Administrator determines otherwise, Restricted Stock will be held by the Company as escrow agent until the restrictions on such Restricted Stock have lapsed. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(c)	Voting Rights. During the Period of Restriction, a Participant holding Restricted Stock may exercise the voting rights applicable to those restricted Shares, unless the Administrator determines otherwise.

(d)	Dividends and Other Distributions. Except as provided in the Award Agreement, during the Period of Restriction, a Participant holding Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Restricted Stock. If any such dividends or distributions are paid in Shares, such Shares will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid.

(e)	Transferability. Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(f)	Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will be forfeited and will revert to the Company and again will become available for grant under the Plan.

10.	Restricted Stock Units (“RSUs”). The Administrator, at any time and from time to time, may grant RSUs under the Plan to Service Providers. Each RSU shall be subject to such terms and conditions, consistent with the Plan, as the Administrator may impose from time to time, subject to the following limitations:

(a)	RSU Award Agreement. Each Award of RSUs will be evidenced by an Award Agreement that will specify the terms, conditions, and restrictions related to the grant, including the number of RSUs and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(b)	Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of RSUs that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or Service), or any other basis determined by the Administrator in its discretion.

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(c)	Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of RSUs, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)	Form and Timing of Payment. Payment of earned RSUs will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned RSUs in cash, Shares, other securities, other property, or a combination of both.

(e)	Voting and Dividend Equivalent Rights. The holders of RSUs shall have no voting rights as the Company’s shareholders. Prior to settlement or forfeiture, RSUs awarded under the Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all dividends paid on one Share while the RSU is outstanding. Dividend equivalents may be converted into additional RSUs. Settlement of dividend equivalents may be made in the form of cash, Shares, other securities, other property, or in a combination of the foregoing. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the RSUs to which they attach.

(f)	Cancellation. On the date set forth in the Award Agreement, all unearned RSUs will be forfeited to the Company.

11.	Other Stock-Based Awards. Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock-Based Awards shall be made, the amount of such Other Stock-Based Awards, and all other conditions of the Other Stock-Based Awards including any dividend and/or voting rights.

12.	Vesting.

(a)	Vesting Conditions. Each Award may or may not be subject to vesting, a Period of Restriction, and/or other conditions as the Administrator may determine. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Award Agreement. Vesting conditions may include Service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination thereof. Unless specifically set forth in the Award Agreement, Awards shall not be considered subject to any performance-based condition. An Award Agreement may provide for accelerated vesting upon certain specified events.

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(b)	Performance Criteria. The Administrator may establish performance-based conditions for an Award as specified in the Award Agreement, which may be based on the attainment of specific levels of performance of the Company (and/or one or more Subsidiaries, divisions, business segments or operational units, or any combination of the foregoing) and may include, without limitation, any of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) revenue or revenue growth (measured on a net or gross basis); (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, net cash provided by operations and cash flow return on capital); (viii) financing and other capital raising transactions (including, but not limited to, sales of the Company’s equity or debt securities); (ix) earnings before or after taxes, interest, depreciation and/or amortization; (x) gross or operating margins; (xi) productivity ratios; (xii) share price (including, but not limited to, growth measures and total shareholder return); (xiii) expense targets; (xiv) margins; (xv) productivity and operating efficiencies; (xvi) customer satisfaction; (xvii) customer growth; (xviii) working capital targets; (xix) measures of economic value added; (xx) inventory control; (xxi) enterprise value; (xxii) sales; (xxiii) debt levels and net debt; (xxiv) combined ratio; (xxv) timely launch of new facilities; (xxvi) client retention; (xxvii) employee retention; (xxviii) timely completion of new product rollouts; (xxix) cost targets; (xxx) reductions and savings; (xxxi) productivity and efficiencies; (xxxii) strategic partnerships or transactions; and (xxxiii) personal targets, goals or completion of projects. Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Subsidiaries as a whole or any business unit(s) of the Company and/or one or more Subsidiaries or any combination thereof, as the Administrator may deem appropriate, or any of the above performance criteria may be compared to the performance of a selected group of comparison or peer companies, or a published or special index that the Administrator, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Administrator also has the authority to provide for accelerated vesting of any Award based on the achievement of performance criteria specified in this paragraph. Any performance criteria that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

(c)	Default Vesting. Unless otherwise set forth in an individual Award Agreement, each Award shall vest over a three (3) year period, with one-third (1/3) of the Award vesting on the first annual anniversary of the date of grant and the remaining portion vesting monthly thereafter.

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(d)	Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any Employee’s unpaid leave of absence and will resume on the date the Employee returns to work on a regular schedule as determined by the Administrator; provided, however, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or the employing Subsidiary, although any leave of absence not provided for in the applicable employee manual of the Company or employing Subsidiary needs to be approved by the Administrator, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or employing Subsidiary is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for federal tax purposes as a Nonqualified Stock Option.

(e)	Change in Status. In the event a Service Provider’s regular level of time commitment in the performance of Services is reduced (for example, and without limitation, if the Service Provider is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Award to the Service Provider, the Administrator has the right in its sole discretion to (i) make a corresponding reduction in the number of Shares subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Service Provider will have no right with respect to any portion of the Award that is so reduced or extended.

13.	Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, except to the Participant’s estate or legal representative, and may be exercised, during the lifetime of the Participant, only by the Participant, although the Administrator, in its discretion, may permit Award transfers for purposes of estate planning or charitable giving. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14.	Adjustments; Dissolution or Liquidation; Change in Control.

(a)	Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust (i) the number and class of Shares which may be delivered under the Plan; (ii) the number, class and price of Shares subject to outstanding Awards, and (iii) the numerical limits in Section 4. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

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(b)	Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise an Award, to the extent applicable, until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Award would not be vested or otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse one hundred percent (100%), and that any Award vesting shall accelerate one hundred percent (100%), provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously vested and, if applicable, exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)	Change in Control.

(i)	In the event of a Change in Control, each outstanding Award shall be assumed or an equivalent award substituted by the acquiring or successor corporation or a parent of the acquiring or successor corporation.

(ii)	Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Award, (A) the Participant shall fully vest in and have the right to exercise the Award as to all of the Shares, including those as to which it would not otherwise be vested or exercisable; (B) all applicable restrictions will lapse; and (C) all performance objectives and other vesting criteria will be deemed achieved at targeted levels.

(iii)	If a Stock Option or SAR is not assumed or substituted in the event of a Change in Control, the Administrator shall notify the Participant in writing or electronically that the Stock Option or SAR shall be exercisable, to the extent vested, for a period of up to fifteen (15) days from the date of such notice, and the Stock Option or SAR shall terminate upon the expiration of such period.

(iv)	For the purposes of this Section 14, the Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether shares, cash, or other securities or property) received in the Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common shares of the acquiring or successor corporation or its parent, the Administrator may, with the consent of the acquiring or successor corporation, provide for the consideration to be received, for each Share subject to the Award, to be solely common shares of the acquiring or successor corporation or its parent equal in fair market value to the per share consideration received by holders of Shares in the Change in Control.

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(v)	Notwithstanding anything herein to the contrary, an Award that vests, is earned, or is paid out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or the acquiring or successor corporation modifies any of such performance goals without the Participant’s consent; provided, however, that a modification to such performance goals only to reflect the acquiring or successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(vi)	Payments under this Section 14 may be delayed to the same extent that payment of consideration to the holders of Shares in connection with the Change in Control is delayed as a result of escrows, earn outs, holdbacks, or any other contingencies.

15.	Taxes.

(a)	General. It is a condition to each Award under the Plan that a Participant or such Participant’s successor shall make such arrangements that may be necessary, in the opinion of the Administrator or the Company, for the satisfaction of any federal, state, local, or foreign withholding tax obligations that arise in connection with any Award. The Company shall not be required to issue any Shares or make any cash payment under the Plan unless such obligations are satisfied.

(b)	Share Withholding. To the extent that Applicable Laws subject a Participant to tax withholding obligations, the Administrator may permit such Participant to satisfy all or part of such obligations by having the Company, its Parent, or any Subsidiary withhold all or a portion of any Share that otherwise would be issued to such Participant or by surrendering all or a portion of any Share that the Participant previously acquired. Such Share shall be valued on the date withheld or surrendered. Any payment of taxes by assigning Shares to the Company, its Parent, or any Subsidiary may be subject to restrictions, including any restrictions required by the Securities and Exchange Commission, accounting, or other rules.

(c)	Discretionary Nature of Plan. The benefits and rights provided under the Plan are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments. Unless otherwise required by Applicable Laws, the benefits and rights provided under the Plan are not to be considered part of a Participant’s salary or compensation or for purposes of calculating any severance, resignation, redundancy, other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits, or rights of any kind. By acceptance of an Award, a Participant waives any and all rights to compensation or damages as a result of the termination of Service for any reason whatsoever insofar as those rights result or may result from this Plan or any Award.

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(d)	Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A, the Award will be granted, paid, settled, or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement, or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

(e)	Deferral of Award Settlement. The Administrator, in its discretion, may permit selected Participants to elect to defer distributions of Restricted Stock or RSUs in accordance with procedures established by the Administrator to assure that such deferrals comply with applicable requirements of the Code. Any deferred distribution, whether elected by the Participant or specified by the Award Agreement or the Administrator, shall comply with Code Section 409A, to the extent applicable.

(f)	Limitation on Liability. Neither the Company, nor its Parent, nor any Subsidiary, nor any person serving as Administrator shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.

16.	No Rights as a Service Provider. Neither the Plan, nor an Award Agreement, nor any Award shall confer upon a Participant any right with respect to continuing a relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company, its Parent, or any Subsidiary to terminate such relationship at any time, with or without cause.

17.	Recoupment Policy. All Awards granted under the Plan, all amounts paid under the Plan, and all Shares issued under the Plan shall be subject to reduction, recoupment, clawback, or recovery by the Company in accordance with Applicable Laws and with Company policy (whenever adopted) regarding same, whether or not such policy is intended to satisfy the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Sarbanes-Oxley Act, or other Applicable Laws, as well as any implementing regulations and/or listing standards.

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18.	Amendment and Termination of the Plan.

(a)	Amendment and Termination. The Board may at any time amend, alter, suspend, or terminate the Plan.

(b)	Shareholder Approval. The Company may obtain shareholder approval of any Plan amendment to the extent necessary or, as determined by the Administrator in its sole discretion, desirable to comply with Applicable Laws, including any amendment that (i) increases the number of Shares available for issuance under the Plan or (ii) changes the persons or class of persons eligible to receive Awards.

(c)	Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will materially impair the rights of any Participant with respect to outstanding Awards, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19.	Conditions Upon Issuance of Shares.

(a)	Legal Compliance. Shares will not be issued pursuant to an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)	Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required or desirable.

20.	Severability. Notwithstanding any contrary provision of the Plan or an Award Agreement, if any one or more of the provisions (or any part thereof) of this Plan or an Award Agreement shall be held invalid, illegal, or unenforceable in any respect, such provision shall be modified so as to make it valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions (or any part thereof) of the Plan or Award Agreement, as applicable, shall not in any way be affected or impaired thereby.

21.	Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22.	Shareholder Approval. The Plan will be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws. All Awards hereunder are contingent on approval of the Plan by shareholders. Notwithstanding any other provision of this Plan, if the Plan is not approved by the shareholders within twelve (12) months after the date the Plan is adopted, the Plan and any Awards hereunder shall be automatically terminated.

23.	Choice of Law. The Plan will be governed by and construed in accordance with the internal laws of the State of Delaware, without reference to any choice of law principles.

24.	Effective Date.

(a)	The Plan shall be effective as of ________________ ___, 2024, the date on which the Plan was adopted by the Board and the Company’s shareholders (the “Effective Date”).

(b)	Unless terminated earlier under Section 18, this Plan shall terminate on ________ ___, 2034, ten years after the Effective Date.

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Annex B

Reverse Stock Split Amendment

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF GLUCOTRACK, INC.

GlucoTrack, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1. The name of the Corporation is GlucoTrack, Inc.

2. The Certificate of Incorporation of the Corporation is amended by replacing Article IV with the following

The total number of shares of common stock which the Corporation is authorized to issue is 40,000,000 shares, par value $0.001 per share (“Common Stock”), and the total number of shares of preferred stock which the Corporation is authorized to issue is 10,000,000 shares, par value $0.001 per share.

The Board of Directors of the Corporation is hereby expressly authorized to provide, out of the unissued shares of preferred stock, for one or more series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

Upon the filing and effectiveness (the “Effective Time”) of this amendment to the Corporation’s Certificate of Incorporation, as amended, pursuant to the Delaware General Corporation Law, each [*1] ([*]) shares of the Common Stock issued immediately prior to the Effective Time (the “Old Common Stock”) shall be reclassified and combined into one validly issued, fully paid and non-assessable share of the Corporation’s Common Stock, $0.001 par value per share (the “New Common Stock”), without any action by the holder thereof (the “Reverse Stock Split”). No fractional shares of New Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a book entry position which formerly represented shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of New Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment equal to the fraction of a share of New Common Stock to which such holder would otherwise be entitled multiplied by the closing price per share of the New Common Stock on The Nasdaq Stock Market LLC at the close of business on the date prior to the Effective Time. Each book entry position that theretofore represented shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such book entry position shall have been reclassified and combined; provided, that each person holding of record a book entry position that represented shares of Old Common Stock shall receive, a new book entry position evidencing and representing the number of shares of New Common Stock to which such person is entitled under the foregoing reclassification and combination.

3. This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. This Certificate of Amendment shall become effective as of 9:00 a.m., Eastern Time on [__], 202[__].

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [__]th day of [__], 202[__].

By
Paul V. Goode
Chief Executive Officer

[1]	Range equals five [5] to thirty [30]

Annex C

Insider Trading Compliance Manual

GLUCOTRACK, INC.

Adopted: March 22, 2024

In order to take an active role in the prevention of insider trading violations by its officers, directors, employees, consultants, attorneys, advisors and other related individuals, the Board of Directors (the “Board”) of GlucoTrack, Inc., a Delaware corporation (the “Company”), has adopted the policies and procedures described in this Insider Trading Compliance Manual.

I.	Adoption of Insider Trading Policy.

Effective as of the date first written above, the Board has adopted the Insider Trading Policy attached hereto as Exhibit A (as the same may be amended from time to time by the Board, the “Policy”), which prohibits trading based on “material, nonpublic information” regarding the Company or any company whose securities are listed for trading or quotation in the United States (“Material Non-Public Information”).

This Policy covers all officers and directors of the Company, all other employees of the Company, and consultants or contractors to the Company who have or may have access to Material Non-Public Information and any immediate family member of any such person, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such security holder, and any person (other than a tenant or employee) sharing the household of any such person (“Immediate Family Member”) . This Policy (and/or a summary thereof) is to be delivered to all employees, consultants and related individuals who are within the categories of covered persons upon the commencement of their relationships with the Company.

II.	Designation of Certain Persons.

A. Section 16 Individuals. All directors and executive officers of the Company will be subject to the reporting and liability provisions of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder (“Section 16 Individuals”).

B. Other Persons Subject to Policy. In addition, certain employees, consultants, and advisors of the Company as described in Section I above have, or are likely to have, from time to time access to Material Non-Public Information and together with the Section 16 Individuals, are subject to the Policy, including the pre-clearance requirement described in Section IV. A. below.

C. Post-Termination Transactions. This Policy continues to apply to transactions in Company securities even after an employee, officer or director has resigned or terminated employment. If the person who resigns or separates from the Company is in possession of Material Non-Public Information at that time, he or she may not trade in Company securities until that information has become public or is no longer material.

INSIDER TRADING POLICY (U.S. ISSUER)	1

III.	Appointment of Insider Trading Compliance Officer.

By the adoption of this Policy, the Board has appointed Paul Goode, the Chief Executive Officer of the Company, as the Insider Trading Compliance Officer (the “Compliance Officer”).

IV.	Duties of Compliance Officer.

The Compliance Officer has been designated by the Board to handle any and all matters relating to the Company’s Insider Trading Compliance Program. Certain of those duties may require the advice of outside counsel with special expertise in securities issues and relevant law. The duties of the Compliance Officer shall include the following:

A. Pre-clearing all transactions involving the Company’s securities by the Section 16 Individuals and those individuals having regular access to Material Non-Public Information in order to determine compliance with the Policy, insider trading laws, Section 16 of the Exchange Act and Rule 144 promulgated under the Securities Act of 1933, as amended (“Rule 144”). Attached hereto as Exhibit B is a Pre-Clearance Checklist to assist the Compliance Officer’s performance of this duty.

B. Assisting in the preparation and filing of Section 16 reports (Forms 3, 4 and 5) for all Section 16 Individuals, bearing in mind, however, that the preparation of such reports is undertaken by the Company as a courtesy only and that the Section 16 Individuals alone (and not the Company, its employees or advisors) shall be solely responsible for the content and filing of such reports and for any violations of Section 16 under the Exchange Act and related rules and regulations.

C. Serving as the designated recipient at the Company of copies of reports filed with the Securities and Exchange Commission (“SEC”) by Section 16 Individuals under Section 16 of the Exchange Act.

D. Performing periodic reviews of available materials, which may include Forms 3, 4 and 5, Form 144, officers and director’s questionnaires, and reports received from the Company’s stock administrator and transfer agent, to determine trading activity by officers, directors and others who have, or may have, access to Material Non-Public Information.

E. Circulating the Policy (and/or a summary thereof) to all covered employees, including Section 16 Individuals, on an annual basis, and providing the Policy and other appropriate materials to new officers, directors and others who have, or may have, access to Material Non-Public Information.

F. Assisting the Board in implementation of the Policy and all related Company policies.

G. Coordinating with Company internal or external legal counsel regarding all securities compliance matters.

H. Retaining copies of all appropriate securities reports, and maintaining records of his or her activities as Compliance Officer.

[Acknowledgement Appears on the Next Page]

INSIDER TRADING POLICY (U.S. ISSUER)	2

ACKNOWLEDGMENT

I hereby acknowledge that I have received a copy of GlucoTrack, Inc.’s Insider Trading Compliance Manual (the “Insider Trading Manual”). Further, I certify that I have reviewed the Insider Trading Manual, understand the policies and procedures contained therein and agree to be bound by and adhere to these policies and procedures.

Dated:
Signature
Name:

INSIDER TRADING POLICY (U.S. ISSUER)	3

Exhibit A

GLUCOTRACK, INC.

Insider Trading Policy

and Guidelines with Respect to Certain Transactions in Company Securities

APPLICABILITY OF POLICY

This Policy applies to all transactions in the Company’s securities, including common stock, options and warrants to purchase common stock and any other securities the Company may issue from time to time, such as preferred stock, warrants and convertible notes, as well as to derivative securities relating to the Company’s stock, whether or not issued by the Company, such as exchange-traded options. It applies to all officers and directors of the Company, all other employees of the Company and its subsidiaries, and consultants or contractors to the Company or its subsidiaries who have or may have access to Material Nonpublic Information (as defined below) regarding the Company and any immediate family member of any such person, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such security holder, and any such person (other than a tenant or employee) sharing the household of such person (“Immediate Family Member”). This group of people is sometimes referred to in this Policy as “Insiders.” This Policy also applies to any person who receives Material Nonpublic Information from any Insider.

Any person who possesses Material Nonpublic Information regarding the Company is an Insider for so long as such information is not publicly known.

DEFINITION OF MATERIAL NONPUBLIC INFORMATION

It is not possible to define all categories of material information. However, the U.S. Supreme Court and other federal courts have ruled that information should be regarded as “material” if there is a substantial likelihood that a reasonable investor:

(1)	would consider the information important in making an investment decision; and

(2)	would view the information as having significantly altered the “total mix” of available information about the Company.

“Nonpublic” information is information that has not been previously disclosed to the general public and is otherwise not available to the general public.

INSIDER TRADING POLICY (U.S. ISSUER)	A-1

While it may be difficult to determine whether particular information is material, there are various categories of information that are particularly sensitive and, as a general rule, should always be considered material. In addition, material information may be positive or negative. Examples of such information may include:

●	Financial results
●	Information relating to the Company’s stock exchange listing or SEC regulatory issues
●	Information regarding regulatory review of Company products
●	Intellectual property and other proprietary/scientific information
●	Projections of future earnings or losses
●	Major contract awards, cancellations or write-offs
●	Joint ventures/commercial partnerships with third parties
●	Research milestones and related payments or royalties
●	News of a pending or proposed merger or acquisition
●	News of the disposition of material assets
●	Impending bankruptcy or financial liquidity problems
●	Gain or loss of a substantial customer or supplier
●	New product announcements of a significant nature
●	Significant pricing changes
●	Stock splits
●	New equity or debt offerings
●	Significant litigation exposure due to actual or threatened litigation
●	Changes in senior management or the Board of Directors of the Company
●	Capital investment plans
●	Changes in dividend policy

CERTAIN EXCEPTIONS

For purposes of this Policy:

1. Stock Options Exercises. For purposes of this Policy, the Company considers that the exercise of stock options under the Company’s stock option plans (but not the sale of the underlying stock) to be exempt from this Policy. This Policy does apply, however, to any sale of stock as part of a broker-assisted “cashless” exercise of an option, or any market sale for the purpose of generating the cash needed to pay the exercise price of an option.

2. 401(k) Plan. This Policy does not apply to purchases of Company stock in the Company’s 401(k) plan resulting from periodic contributions of money to the plan pursuant to payroll deduction elections. This Policy does apply, however, to certain elections that may be made under the 401(k) plan, including (a) an election to increase or decrease the percentage of periodic contributions that will be allocated to the Company stock fund, if any, (b) an election to make an intra-plan transfer of an existing account balance into or out of the Company stock fund, (c) an election to borrow money against a 401(k) plan account if the loan will result in a liquidation of some or all of a participant’s Company stock fund balance and (d) an election to pre-pay a plan loan if the pre-payment will result in allocation of loan proceeds to the Company stock fund.

3. Employee Stock Purchase Plan. This Policy does not apply to purchases of Company stock in the Company’s employee stock purchase plan, if any, resulting from periodic contributions of money to the plan pursuant to the elections made at the time of enrollment in the plan. This Policy also does not apply to purchases of Company stock resulting from lump sum contributions to the plan, provided that the participant elected to participate by lump-sum payment at the beginning of the applicable enrollment period. This Policy does apply to a participant’s election to participate in or increase his or her participation in the plan, and to a participant’s sales of Company stock purchased pursuant to the plan.

INSIDER TRADING POLICY (U.S. ISSUER)	A-2

4. Dividend Reinvestment Plan. This Policy does not apply to purchases of Company stock under the Company’s dividend reinvestment plan, if any, resulting from reinvestment of dividends paid on Company securities. This Policy does apply, however, to voluntary purchases of Company stock that result from additional contributions a participant chooses to make to the plan, and to a participant’s election to participate in the plan or increase his level of participation in the plan. This Policy also applies to his or her sale of any Company stock purchased pursuant to the plan.

5. General Exceptions. Any exceptions to this Policy other than as set forth above may only be made by advance written approval of each of: (i) the Company’s President or Chief Executive Officers, (ii) the Company’s Insider Trading Compliance Officer and (iii) the Chairman of the Governance and Nominating Committee of the Board. Any such exceptions shall be immediately reported to the remaining members of the Board.

STATEMENT OF POLICY

General Policy

It is the policy of the Company to prohibit the unauthorized disclosure of any nonpublic information acquired in the workplace and the misuse of Material Nonpublic Information in securities trading related to the Company or any other company.

Specific Policies

1. Trading on Material Nonpublic Information. With certain exceptions, no Insider shall engage in any transaction involving a purchase or sale of the Company’s or any other company’s securities, including any offer to purchase or offer to sell, during any period commencing with the date that he or she possesses Material Nonpublic Information concerning the Company, and ending at the close of business on the second Trading Day following the date of public disclosure of that information, or at such time as such nonpublic information is no longer material. However, see Section 2 under “Permitted Trading Period” below for a full discussion of trading pursuant to a pre-established plan or by delegation.

As used herein, the term “Trading Day” shall mean a day on which national stock exchanges are open for trading.

2. Tipping. No Insider shall disclose (“tip”) Material Nonpublic Information to any other person (including Immediate Family Members) where such information may be used by such person to his or her profit by trading in the securities of companies to which such information relates, nor shall such Insider or related person make recommendations or express opinions on the basis of Material Nonpublic Information as to trading in the Company’s securities.

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Regulation FD (Fair Disclosure) is an issuer disclosure rule implemented by the SEC that addresses selective disclosure of Material Nonpublic Information. The regulation provides that when the Company, or person acting on its behalf, discloses material nonpublic information to certain enumerated persons (in general, securities market professionals and holders of the Company’s securities who may well trade on the basis of the information), it must make public disclosure of that information. The timing of the required public disclosure depends on whether the selective disclosure was intentional or unintentional; for an intentional selective disclosure, the Company must make public disclosures simultaneously; for a non-intentional disclosure the Company must make public disclosure promptly. Under the regulation, the required public disclosure may be made by filing or furnishing a Form 8-K, or by another method or combination of methods that is reasonably designed to effect broad, non-exclusionary distribution of the information to the public.

It is the policy of the Company that all public communications of the Company (including, without limitation, communications with the press, other public statements, statements made via the Internet or social media outlets, or communications with any regulatory authority) be handled only through the Company’s President and/or Chief Executive Officer (the “CEO”), an authorized designee of the CEO or the Company’s public or investor relations firm. Please refer all press, analyst or similar requests for information to the CEO and do not respond to any inquiries without prior authorization from the CEO. If the CEO is unavailable, the Company’s Chief Financial Officer (or the authorized designee of such officer) will fill this role.

3. Confidentiality of Nonpublic Information. Nonpublic information relating to the Company is the property of the Company and the unauthorized disclosure of such information (including, without limitation, via email or by posting on Internet message boards, blogs or social media) is strictly forbidden.

4. Duty to Report Inappropriate and Irregular Conduct. All employees, and particularly managers and/or supervisors, have a responsibility for maintaining financial integrity within the company, consistent with generally accepted accounting principles and both federal and state securities laws. Any employee who becomes aware of any incidents involving financial or accounting manipulation or irregularities, whether by witnessing the incident or being told of it, must report it to their immediate supervisor and to any member of the Company’s Audit Committee. In certain instances, employees are allowed to participate in federal or state proceedings. For a more complete understanding of this issue, employees should consult their employee manual and/or seek the advice from their direct report or the Company’s principal executive officers (who may, in turn, seek input from the Company’s outside legal counsel).

POTENTIAL CRIMINAL AND CIVIL LIABILITY

AND/OR DISCIPLINARY ACTION

1. Liability for Insider Trading. Insiders may be subject to penalties of up to $5,000,000 for individuals (and $25,000,000 for a business entity) and up to twenty (20) years in prison for engaging in transactions in the Company’s securities at a time when they possess Material Nonpublic Information regarding the Company. In addition, the SEC has the authority to seek a civil monetary penalty of up to three times the amount of profit gained or loss avoided by illegal insider trading. “Profit gained” or “loss avoided” generally means the difference between the purchase or sale price of the Company’s stock and its value as measured by the trading price of the stock a reasonable period after public dissemination of the nonpublic information.

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2. Liability for Tipping. Insiders may also be liable for improper transactions by any person (commonly referred to as a “tippee”) to whom they have disclosed Material Nonpublic Information regarding the Company or to whom they have made recommendations or expressed opinions on the basis of such information as to trading in the Company’s securities. The SEC has imposed large penalties even when the disclosing person did not profit from the trading. The SEC, the stock exchanges and the National Association of Securities Dealers, Inc. use sophisticated electronic surveillance techniques to monitor and uncover insider trading.

3. Possible Disciplinary Actions. Individuals subject to the Policy who violate this Policy shall also be subject to disciplinary action by the Company, which may include suspension, forfeiture of perquisites, ineligibility for future participation in the Company’s equity incentive plans and/or termination of employment.

PERMITTED TRADING PERIOD

1.	Black-Out Period and Trading Window.

To ensure compliance with this Policy and applicable federal and state securities laws, the Company requires that all officers, directors, Immediate Family Members and others who are subject to this Policy refrain from conducting any transactions involving the purchase or sale of the Company’s securities, other than during the period in any fiscal quarter commencing at the close of business on the second Trading Day following the date of public disclosure of the financial results for the prior fiscal quarter or year and ending on the fifteenth day of the third month of the fiscal quarter (the “Trading Window”). If such public disclosure occurs on a Trading Day before the markets close, then such date of disclosure shall be considered the first Trading Day following such public disclosure.

It is the Company’s policy that the period when the Trading Window is “closed” is a particularly sensitive periods of time for transactions in the Company’s securities from the perspective of compliance with applicable securities laws. This is because Insiders will, as any quarter progresses, are increasingly likely to possess Material Nonpublic Information about the expected financial results for the quarter. The purpose of the Trading Window is to avoid any unlawful or improper transactions or the appearance of any such transactions.

It should be noted that even during the Trading Window any person possessing Material Nonpublic Information concerning the Company shall not engage in any transactions in the Company’s (or any other companies, as applicable) securities until such information has been known publicly for at least two Trading Days. The Company has adopted the policy of delaying trading for “at least two Trading Days” because the securities laws require that the public be informed effectively of previously undisclosed material information before Insiders trade in the Company’s stock. Public disclosure may occur through a widely disseminated press release or through filings, such as Forms 10-Q and 8-K, with the SEC. Furthermore, in order for the public to be effectively informed, the public must be given time to evaluate the information disclosed by the Company. Although the amount of time necessary for the public to evaluate the information may vary depending on the complexity of the information, generally two Trading Days is a sufficient period of time.

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From time to time, the Company may also require that Insiders suspend trading because of developments known to the Company and not yet disclosed to the public. In such event, such persons may not engage in any transaction involving the purchase or sale of the Company’s securities during such period and may not disclose to others the fact of such suspension of trading.

Although the Company may from time to time require during a Trading Window that Insiders and others suspend trading because of developments known to the Company and not yet disclosed to the public, each person is individually responsible at all times for compliance with the prohibitions against insider trading. Trading in the Company’s securities during the Trading Window should not be considered a “safe harbor,” and all directors, officers and other persons should use good judgment at all times.

Notwithstanding these general rules, Insiders may trade outside of the Trading Window provided that such trades are made pursuant to a legally compliant, pre-established plan or by delegation established at a time that the Insider is not in possession of material nonpublic information. These alternatives are discussed in the next section.

2.	Trading According to a Pre-established Plan (10b5-1) or by Delegation.

The SEC has adopted Rule 10b5-1 (which was amended in December 2022) under which insider trading liability can be avoided if Insiders follow very specific procedures. In general, such procedures involve trading according to pre-established instructions, plans or programs (a “10b5-1 Plan”) after a required “cooling off” period described below.

10b5-1 Plans must:

(a) Be documented by a contract, written plan, or formal instruction which provides that the trade take place in the future. For example, an Insider can contract to sell his or her shares on a specific date, or simply delegate such decisions to an investment manager, 401(k) plan administrator or similar third party. This documentation must be provided to the Company’s Insider Trading Compliance Officer;

(b) Include in its documentation the specific amount, price and timing of the trade, or the formula for determining the amount, price and timing. For example, the Insider can buy or sell shares in a specific amount and on a specific date each month, or according to a pre-established percentage (of the Insider’s salary, for example) each time that the share price falls or rises to pre-established levels. In the case where trading decisions have been delegated (i.e., to a third party broker or money manager), the specific amount, price and timing need not be provided;

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(c) Be implemented at a time when the Insider does not possess material non-public information. As a practical matter, this means that the Insider may set up 10b5-1 Plans, or delegate trading discretion, only during a “Trading Window” (discussed in Section 1, above), assuming the Insider is not in possession of material non-public information;

(d) Remain beyond the scope of the Insider’s influence after implementation. In general, the Insider must allow the 10b5-1 Plan to be executed without changes to the accompanying instructions, and the Insider cannot later execute a hedge transaction that modifies the effect of the 10b5-1 Plan. Insiders should be aware that the termination or modification of a 10b5-1 Plan after trades have been undertaken under such plan could negate the 10b5-1 affirmative defense afforded by such program for all such prior trades. As such, termination or modification of a 10b-5 Plan should only be undertaken in consultation with your legal counsel. If the Insider has delegated decision-making authority to a third party, the Insider cannot subsequently influence the third party in any way and such third party must not possess material non-public information at the time of any of the trades;

(e) Be subject to a “cooling off” period. Effective February 27, 2023, Rule 10b5-1 contains “cooling-off period” for directors and officers that prohibit such insiders from trading in a 10b5-1 Plan until the later of (i) 90 days following the plan’s adoption or modification or (ii) two business days following the Company’s disclosure (via a report filed with the SEC) of its financial results for the fiscal quarter in which the plan was adopted or modified; and

(f) Contain Insider certifications. Effective February 27, 2023, directors and officers are required to include a certification in their 10b5-1 Plans to certify that at the time the plan is adopted or modified: (i) they are not aware of Material Nonpublic Information about the Company or its securities and (ii) they are adopting the 10b5-1 Plan in good faith and not as part of a plan or scheme to evade the anti-fraud provisions of the Exchange Act.

Important: In addition, effective February 27, 2023: (i) Insiders are prohibited from having multiple overlapping 10b5-1 Plans or more than one plan in any given year, (ii) a modification relating to amount, price and timing of trades under a 10b5-1 Plan is deemed a plan termination which requires a new cooling off period, and (iii) whether a particular trade is undertaken pursuant to a 10b5-1 Plan will need to be disclosed (by checkoff box) on the applicable Forms 4 or 5 of the Insider.

Pre-Approval Required: Prior to implementing a 10b5-1 Plan, all officers and directors must receive the approval for such plan from (and provide the details of the plan to) the Company’s Insider Trading Compliance Officer.

3.	Pre-Clearance of Trades.

Even during a Trading Window, all Insiders, must comply with the Company’s “pre-clearance” process prior to trading in the Company’s securities, implementing a pre-established plan for trading, or delegating decision-making authority over the Insider’s trades. To do so, each Insider must contact the Company’s Insider Trading Compliance Officer prior to initiating any of these actions. The Company may also find it necessary, from time to time, to require compliance with the pre-clearance process from others who may be in possession of Material Nonpublic Information.

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4.	Individual Responsibility.

Every person subject to this Policy has the individual responsibility to comply with this Policy against insider trading, regardless of whether the Company has established a Trading Window applicable to that Insider or any other Insiders of the Company. Each individual, and not necessarily the Company, is responsible for his or her own actions and will be individually responsible for the consequences of their actions. Therefore, appropriate judgment, diligence and caution should be exercised in connection with any trade in the Company’s securities. An Insider may, from time to time, have to forego a proposed transaction in the Company’s securities even if he or she planned to make the transaction before learning of the Material Nonpublic Information and even though the Insider believes he or she may suffer an economic loss or forego anticipated profit by waiting.

APPLICABILITY OF POLICY TO INSIDE INFORMATION

REGARDING OTHER COMPANIES

This Policy and the guidelines described herein also apply to Material Nonpublic Information relating to other companies, including the Company’s customers, vendors or suppliers (“business partners”), when that information is obtained in the course of employment with, or other services performed on behalf of the Company. Civil and criminal penalties, as well as termination of employment, may result from trading on Material Nonpublic Information regarding the Company’s business partners. All Insiders should treat Material Nonpublic Information about the Company’s business partners with the same care as is required with respect to information relating directly to the Company.

PROHIBITION AGAINST BUYING AND SELLING

COMPANY COMMON STOCK WITHIN A SIX-MONTH PERIOD

Directors, Officers and 10% Shareholders

Purchases and sales (or sales and purchases) of Company common stock occurring within any six-month period in which a mathematical profit is realized result in illegal “short-swing profits.” The prohibition against short-swing profits is found in Section 16 of the Exchange Act. Section 16 was drafted as a rather arbitrary prohibition against profitable “insider trading” in a company’s securities within any six-month period regardless of the presence or absence of material nonpublic information that may affect the market price of those securities. Each executive officer, director and 10% shareholder of the Company is subject to the prohibition against short-swing profits under Section 16. Such persons are required to file Forms 3, 4 and 5 reports reporting his or her initial ownership of the Company’s common stock and any subsequent changes in such ownership. The Sarbanes-Oxley Act of 2002 requires executive officers and directors who must report transactions on Form 4 to do so by the end of the second business day following the transaction date, and amendments to Form 4 adopted effective February 2023 require the reporting person to check on the form if the purchase or sale was undertaken pursuant to a 10b5-1 Plan. Profit realized, for the purposes of Section 16, is calculated generally to provide maximum recovery by the Company. The measure of damages is the profit computed from any purchase and sale or any sale and purchase within the short-swing (i.e., six-month) period, without regard to any setoffs for losses, any first-in or first-out rules, or the identity of the shares of common stock. This approach sometimes has been called the “lowest price in, highest price out” rule.

The rules on recovery of short-swing profits are absolute and do not depend on whether a person has Material Nonpublic Information. In order to avoid trading activity that could inadvertently trigger a short-swing profit, it is the Company’s policy that no executive officer, director and 10% shareholder of the Company who has a 10b5-1 Plan in place may engage in voluntary purchases or sales of Company securities outside of and while such 10b5-1 Plan remains in place.

INQUIRIES

Please direct your questions as to any of the matters discussed in this Policy to the Company’s Insider Trading Compliance Officer.

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Exhibit B

GLUCOTRACK, INC.

Insider Trading Compliance Program - Pre-Clearance Checklist

Individual Proposing to Trade:_________________________

Number of Shares covered by Proposed Trade:_________________________

Date:_________________________

☐	Trading Window. Confirm that the trade will be made during the Company’s “trading window.”

☐	Section 16 Compliance. Confirm, if the individual is subject to Section 16, that the proposed trade will not give rise to any potential liability under Section 16 as a result of matched past (or intended future) transactions. Also, ensure that a Form 4 has been or will be completed and will be timely filed.

☐	Prohibited Trades. Confirm, if the individual is subject to Section 16, that the proposed transaction is not a “short sale,” put, call or other prohibited or strongly discouraged transaction.

☐	Rule 144 Compliance (as applicable). Confirm that:

☐	Current public information requirement has been met;

☐	Shares are not restricted or, if restricted, the one year holding period has been met;

☐	Volume limitations are not exceeded (confirm that the individual is not part of an aggregated group);

☐	The manner of sale requirements have been met; and

☐	The Notice of Form 144 Sale has been completed and filed.

☐	Rule 10b-5 Concerns. Confirm that (i) the individual has been reminded that trading is prohibited when in possession of any material information regarding the Company that has not been adequately disclosed to the public, and (ii) the Insider Trading Compliance Officer has discussed with the individual any information known to the individual or the Insider Trading Compliance Officer which might be considered material, so that the individual has made an informed judgment as to the presence of inside information.

☐	Rule 10b5-1 Matters. Confirm whether the individual has implemented, or proposes to implement, a pre-arranged trading plan under Rule 10b5-1. If so, obtain details of the plan.

Signature of Insider Trading Compliance Officer

INSIDER TRADING POLICY (U.S. ISSUER)